   As filed with the Securities and Exchange Commission on April 30, 2002

                                       Registration No. 333-36515
                                       Registration No. 811-08385


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                        POST-EFFECTIVE AMENDMENT NO. 4
                                      TO
                                   FORM S-6

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                   OF 1933 OF SECURITIES OF UNIT INVESTMENT
                       TRUSTS REGISTERED ON FORM N-8B-2

             SEPARATE ACCOUNT D OF PARAGON LIFE INSURANCE COMPANY
                          (Exact Name of Registrant)

                        PARAGON LIFE INSURANCE COMPANY
                              (Name of Depositor)
                         100 South Brentwood Boulevard
                             St. Louis, MO  63105
              (Address of Depositor's Principal Executive Office)

                         Matthew P. McCauley, Esquire
                        Paragon Life Insurance Company
                               700 Market Street
                             St. Louis, MO  63101
              (Name and Address of Agent for Service of Process)

                                   Copy to:


                           Stephen E. Roth, Esquire
                       Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Ave., N.W.
                         Washington, D.C.  20004-2415



It is proposed that this filing will become effetive (check appropriate space)

[ ]  immediately upon filing pursuant to paragraph (b), of Rule 485


[X]  1 May 2002 pursuant to paragraph (b) of Rule 485

[ ]  6 days after filing pursuant to paragraph (a) (1) of Rule 485

[ ]  on (date), pursuant to paragraph (a) (1) of Rule 485

[ ]  75 days after filing pursuant to paragraph (a) (2) of Rule 485

[ ]  on (date) pursuant to paragraph (a) (2) of Rule 485

Title of securities being registered: Group and Individual Flexible Premium Variable Life Insurance Policies.

PARAGON-VUL
                       [Paragon - VUL Logo Appears Here]

Underlying Funds Through:

Fidelity Variable Insurance Products Fund


MFS Variable Insurance Trust
Putnam Variable Trust
Scudder Variable Series I
T. Rowe Price Equity Series, Inc.
T. Rowe Price Fixed Income Series, Inc.


.. FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          [Paragon Logo Appears Here]



[LOGO] Paragon Life
A MetLife(R) Company

  Prospectus dated May 1, 2002

                                                                          50414

                        FLEXIBLE PREMIUM VARIABLE LIFE
                              INSURANCE POLICIES
                                   ISSUED BY
                        PARAGON LIFE INSURANCE COMPANY
                              100 South Brentwood
                              St. Louis, MO 63105
                                (314) 862-2211

This Prospectus describes an individual flexible premium variable life insurance Policy (the "Policy") offered by Paragon Life Insurance Company (the "Company," "Paragon," "we," or "us").

The Policy is designed to provide lifetime insurance protection to age 100 and provide flexibility to vary premium payments and change the level of death benefits payable under the Policy. Flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner can allocate net premiums among several investment portfolios ("Funds") with different investment objectives or, in certain Policies, a General Account with a guaranteed annual interest credit rate of 4%.

The Policy provides for: (1) a value upon surrendering the Policy; (2) loans; and (3) a death benefit payable on the Insured's death. As long as the Policy remains in force, the death benefit payable on the Insured's death will not be less than the Face Amount of the Policy. The Policy will remain in force so long as there is enough value to pay certain monthly charges.

The Owner may allocate net premiums to one or more of the Divisions of Separate Account D (the "Separate Account") or, in certain Policies, to the Company's General Account. The Policy value will vary to reflect the investment experience of the Divisions selected by the Owner. Depending on the death benefit option elected, portions of the death benefit may also vary. The Owner bears the entire investment risk under the Policy; there is no minimum guaranteed value.

Each of the 14 Divisions of the Separate Account will invest in one of the following corresponding Funds:


                    FUND                                       MANAGER
-----------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Fund or Fidelity Management & Research Company
Fidelity Variable Insurance Products Fund II
  VIP Growth Portfolio
  VIP Equity-Income Portfolio
  VIP II Index 500 Portfolio
  VIP II Contrafund Portfolio
-----------------------------------------------------------------------------------------
MFS Variable Insurance Trust                 Massachusetts Financial Services Company
  MFS Emerging Growth Series
-----------------------------------------------------------------------------------------
Putnam Variable Trust                        Putnam Investment Management, Inc.
  Putnam VT High Yield Fund                  ("Putnam Management")
  Putnam VT New Opportunities Fund
  Putnam VT Income Fund
  Putnam VT Voyager Fund
-----------------------------------------------------------------------------------------
Scudder Variable Series I                    Deutsche Investment Management Americas Inc.
  SVSI Money Market Portfolio
  SVSI International Portfolio
-----------------------------------------------------------------------------------------
T. Rowe Price Equity Series, Inc. and        T. Rowe Price Associates, Inc.
T. Rowe Price Fixed Income Series, Inc.
  New America Growth Portfolio
  Personal Strategy Balanced Portfolio
  Limited-Term Bond Portfolio



                  The date of this Prospectus is May 1, 2002.

Please read this Prospectus carefully and keep it. A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus.


It may not be a good decision to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another Policy you own to make premium payments under this Policy.



Interests in the Policy and shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or depository institution, and the Policy is not insured by the Federal Deposit Insurance Corporation or any other government agency. The Policy involves risk, including possible loss of premiums paid.


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS


                                                                 Page
                                                                 ----
          Summary...............................................   4
          The Company, The Separate Account, and The Funds......   9
             The Company
             The Separate Account
             The Underlying Funds
             Addition, Deletion, or Substitution of Investments
          Payment and Allocation of Premiums....................  14
             Issuance of a Policy
             Premiums
             Allocation of Net Premiums and Cash Value
             Policy Lapse and Reinstatement
          Policy Benefits.......................................  16
             Death Benefit
             Cash Value
          Policy Rights and Privileges..........................  22
             Exercising Rights and Privileges Under the Policy
             Loans
             Surrender and Partial Withdrawals
             Transfers
             Right to Examine Policy
             Conversion Right to a Fixed Benefit Policy
             Eligibility Change Conversion
             Payment of Benefits at Maturity
             Payment of Policy Benefits
          Charges and Deductions................................  26
             Sales Charges
             Premium Tax Charge
             Monthly Deduction
             Partial Withdrawal Transaction Charge
             Separate Account Charges
          The General Account...................................  28
          General Matters Relating to the Policy................  31
          Distribution of the Policies..........................  34
          Federal Tax Matters...................................  35
          Safekeeping of the Separate Account's Assets..........  37
          Voting Rights.........................................  38
          IMSA..................................................  38
          State Regulation of the Company.......................  38
          Management of the Company.............................  39
          Legal Matters.........................................  40
          Legal Proceedings.....................................  40
          Experts...............................................  40
          Additional Information................................  40
          Definitions...........................................  41
          Financial Statements.................................. F-1
          Appendix A............................................ A-1


                  The Policy is not available in all states.

                             SUMMARY OF THE POLICY

The following summary of Prospectus information should be read with the detailed information which follows in this Prospectus. Unless we provide otherwise, the description of the Policy contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

The Policy

The Policy described in this Prospectus is designed for as a flexible premium variable life insurance Policy.

The Policy is a "variable" policy because, unlike the fixed benefits under other types of life insurance contracts, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment experience of the Funds underlying the Divisions to which the Owner has allocated net premium payments. So long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Right to Examine Policy

The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner, whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by state law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

Investing Your Cash Value

You may tell us to invest your Cash Value in either the general account (this may apply only to certain contracts) or the Separate Account, or you may split you Cash Value between them.

The General Account

Certain contracts may contain a General Account.

The General Account is an interest-bearing account. Money in the general account is guaranteed to earn at least 4% annual interest, and it may earn more. The Company determines the current interest rate from time to time. We have the right to limit the amount of money that you may put into the General Account.

The Separate Account

The Owner may allocate the net premiums to one or more Divisions. (See "The Company, The Separate Account and the Funds" for a complete description of the available Funds.) An Owner may change future allocations of net premiums at any time by notifying the Company directly.

Until the end of the "Right to Examine Policy" period (see "Right to Examine Policy"), all net premiums automatically will be allocated to the Money Market division.

Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

Premiums

An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth ( 1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to start a Policy. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors.

However, as discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

A Policy will lapse (and terminate without value) when the Cash Surrender Value is not enough to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Death Benefit

Death benefit proceeds are payable to the Beneficiary when the Insured dies or to the Owner, prior to the Insured's death under circumstances described in available riders. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") Two death benefit options are available, as follows:

  . Under the "Level Type" death benefit, the death benefit is the Face Amount of the Policy or, if greater, the applicable percentage of Cash Value; and

  . Under the "Increasing Type" death benefit, the death benefit is the Face Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value.

So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. (See "Policy Benefits--Death Benefit.")

There will be a minimum initial Face Amount established by the Company which will vary by age at issue. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to his or her policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

Riders

Additional insurance benefits offered under the Policy by rider may an accelerated death benefit settlement option rider and a waiver of monthly deductions rider (See "General Matters Relating to the Policy--Additional Insurance Benefits.") We will deduct the cost of these additional insurance benefits from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Cash Value

The Policy provides for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account, the General Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect premium payments, the investment performance of any selected Divisions of the Separate Account, transfers, any Policy Loans, Loan Account interest rate credited, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

Charges and Deductions

Premium Expense Charges. We deduct a charge of 1.25% from all premiums paid during policy years one through ten.

Premium Tax Charge. We deduct a charge of 2.25% from all premiums paid to cover state premium taxes. (See "Charges and Deductions--Premium Tax Charge.")

Monthly Deduction. We make a monthly deduction from the Policy's Cash Value in the Separate Account. The monthly deduction includes the following:

  . Administrative Charge. We deduct an administrative charge (see the specification pages of the Policy). The charge is $3.50 per month.

  . Cost of Insurance Charge. We deduct a cost of insurance charge calculated on each Monthly Anniversary. We determine monthly cost of insurance rates based upon expectations as to future mortality experience. For a discussion of the factors affecting the rate class of the Insured and cost of insurance charge, see "Charges and Deductions--Monthly Deduction--Cost of Insurance."


  . Rider Charges. A charge for any additional insurance benefits provided by a rider.


Separate Account Charges.

  . Mortality and Expense Risk Charge. We deduct a daily charge not to exceed .0020471% (an annual rate of .75%) of the net assets of each Division for the Company's assumption of certain mortality and expense risks incurred in connection with the Policy. (See "Charges and Deductions--Separate Account Charges.")

  . Federal Taxes. No charges are currently made for federal or state income taxes. (See "Federal Tax Matters.")


  . Annual Expenses of the Funds. The value of the assets of the Divisions will reflect the management fee and other expenses incurred by the Funds. The following table describes the Fund fees and expenses as a percentage of net assets for the year ended December 31, 2001. The prospectus for each Fund contains more detail concerning a Fund's fees and expenses. (See "The Company, The Separate Account and The Funds.")



                                                                    Total
                                               Management  Other    Annual
                       Fund                       Fees    Expenses Expenses
     Fidelity Variable Insurance Products Fund
      Growth Portfolio(1)                         .58%     0.10%     .68%
      Equity-Income Portfolio(1)                  .48%      .10%     .58%
      Index 500 Portfolio(2)                      .24%      .11%     .35%
      Contrafund Portfolio(1)                     .58%      .10%     .68%
     MFS Variable Insurance Trust
      Emerging Growth Series(3)                   .75%      .12%     .87%
     Putnam Variable Trust
      Putnam VT High Yield Fund                   .67%      .09%     .76%
      Putnam VT New Opportunities Fund            .54%      .05%     .59%
      Putnam VT Income Fund                       .60%      .08%     .68%
      Putnam VT Voyager Fund                      .53%      .04%     .57%
     Scudder Variable Series I
      SVSI Money Market Portfolio                 .37%      .08%     .45%
      SVSI International Portfolio                .84%      .16%    1.00%
     T. Rowe Price Equity Series, Inc.
      New America Growth Portfolio                .85%      (4)      .85%
      Personal Strategy Balanced Portfolio        .90%      (4)      .90%
     T. Rowe Price Income Series, Inc.
      Limited-Term Bond Portfolio                 .70%      (4)      .70%

    (1)Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Including these reductions, the fund's total expenses would have been:


                          Growth Portfolio        .65%
                          Equity-Income Portfolio .57%
                          Contrafund Portfolio    .64%



    (2)The fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed .28%. Including this reimbursement, the management fee, other expenses and total annual expenses in 2001 were .24%, .04%, and .28% respectively. This arrangement may be discontinued by the fund's manager at any time.



    (3)Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Total Annual Expenses" for the MFS Emerging Growth Series would equal .86%.


    (4)T. Rowe Price Associates, Inc. does not provide separate Management Fees and Other Expenses, rather Management Fees include all Operating Expenses.

The expense information regarding the Funds was provided by those Funds. We have not independently verified this information. We cannot guarantee that the reimbursements provided by certain Funds will continue.

See "Distribution of the Policies" for information on compensation of persons selling the Policy.

Partial Withdrawal Transaction Charge. We deduct a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," "Policy Rights and Privileges--Surrender and Partial Withdrawals--Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

Policy Loans

After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender. We transfer a portion of the Policy's Cash Value in each Division of the Separate Account or the General Account to which the loan is allocated to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans.") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a 10% additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

Surrender and Partial Withdrawals

At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. A partial withdrawal may reduce the Face Amount and the death benefit payable under the Policy by an amount equal to the reduction in the Policy's Cash Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Illustrations

Illustrations in Appendix A show how death benefits and Cash Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the charges. These rates are not guaranteed. They are illustrative only and do not show past or future performance. If a Policy is surrendered in the early Policy Years, the Cash Value payable will be low compared to premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

Policy Tax Compliance

We intend for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code (the "Code"). Assuming that a Policy qualifies as a life insurance contract under the Code, a Policy Owner should not be taxed for receiving value from the Policy, until there is a distribution from the Policy. Also, death benefits payable under a Policy should be excludable from the gross income of the Beneficiary.

A Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, it will affect the tax advantages offered under the Policy. (See "Federal Tax Matters.")

Specialized Uses of the Policy

Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy Loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy Loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

Questions


If you have any questions, you may write or call the Company at the Home Office 100 South Brentwood, St. Louis, MO 63105, (314) 862-2211. On or about May 24, 2002, the Home Office address will be: 190 Carondelet Plaza, St. Louis, Missouri 63105. The phone number will not change. Unless another location is specified, all notices and requests--in writing, by telephone or facsimile--should be directed to the Home Office.


                                      ***

This Prospectus describes only those aspects of the Policy that relate to the Separate Account, except where General Account matters are specifically mentioned. For a brief summary of the aspects of the Policy relating to the General Account, see The General Account.

               THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

The Company


Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies and annuity contracts. As of December 31, 2001, we had assets of $406 million. We are admitted to do business in 49 states and the District of Columbia. Our principal offices are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office"). Our Internal Revenue Service Employer Identification Number is 43-1235869. On or about May 24, 2002, our address will be: 190 Carondelet Plaza, St. Louis, Missouri 63105.


We are a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by Metropolitan Life Insurance Company, a New York insurance company.

Guarantee. The Parent Company agrees to guarantee that we will have sufficient funds to meet all of our contractual obligations. In the event a Policyholder presents a legitimate claim for payment on a Paragon insurance Policy, the Parent Company will pay such claim directly to the Policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall end only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend that this guarantee to cover the investment experience or Cash Values of the Policy.

Ratings. We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Fitch. The purpose of the ratings is to reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Fitch may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Advertisements. We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

The Separate Account

We established Separate Account D (the "Separate Account") as a separate investment account on January 3, 1995 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies.

In addition, the Separate Account receives and invests net premiums for other flexible premium variable life insurance policies we issue.

The Separate Account is divided into Divisions. Each Division will invest in Funds as shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business we may conduct.

Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general assets. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

The Funds


The Separate Account invests in shares of various investment management companies. These are series-type mutual funds registered with the SEC as open-end, investment management companies. The assets of each management investment company used by the Policies are held separate from the assets of the other management investment companies, and each such company has investment objectives and policies which are generally different from those of the other management investment companies. The income or losses of one management investment company generally have no effect on the investment performance of any other management investment company.


The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

The following summarizes the investment policies of each Fund under the corresponding investment management company:

Fidelity Variable Insurance Products Fund


Fidelity Variable Insurance Products Fund ("VIP") is an open-end diversified management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for VIP. Fidelity Management & Research Company ("FMR") of Boston, Massachusetts is the manager of the Funds.



  .  Growth Portfolio



     The Portfolio seeks to achieve capital appreciation.



  .  Equity-Income Portfolio



     The Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Index (S&P 500).

  .  Index 500 Portfolio



     The Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.



  .  Contrafund Portfolio



     The Portfolio seeks long-term capital appreciation.


MFS Variable Insurance Trust

MFS Variable Insurance Trust ("MFS Trust") is an open-end diversified management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for MFS Trust. Massachusetts Financial Services Company ("MFS") provides investment advisory services to MFS Trust for fees in accordance with the terms of the current prospectus for the Fund.

  .  Emerging Growth Series


     The Series' investment objective is long-term growth of capital. The Series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts for those securities, of emerging growth companies.


Putnam Variable Trust

Putnam Variable Trust is an open-end management investment company, and each of the funds of Putnam Variable Trust described in this section of the prospectus is a diversified investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for Putnam Variable Trust. Putnam Management provides investment advisory services to Putnam Variable Trust for fees in accordance with the terms described in the current Fund prospectus.

  .  Putnam VT High Yield Fund


     Seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund seeks its goals by investing at least 80% in U.S. corporate bonds rated below investment grade (junk bonds) and that have intermediate to long-term maturities (three years or longer).


  .  Putnam VT New Opportunities Fund


     Seeks long-term capital appreciation. The fund seeks its goal by investing mainly in common stocks of U.S. companies with a focus on growth stocks in sectors of the economy that Putnam Management believes have high growth potential.


  .  Putnam VT Income Fund


     Seeks high current income consistent with what Putnam Management believes to be prudent risk. The fund seeks its goal by investing at least 80% in U.S. Corporate bonds and governments worldwide that are either investment grade or below investment grade (junk bonds) and that have intermediate to long-term maturities (three years or longer).




  .  Putnam VT Voyager Fund


     Seeks capital appreciation. The fund seeks its goal by investing mainly in common stocks of U.S. companies with a focus on growth stocks.

Scudder Variable Series I

Scudder Variable Series I ("SVSI") is a series-type mutual fund registered with the SEC as an open-ended, diversified management investment company. Only the SVSI Money Market Portfolio and the Class A Shares of the SVSI International Portfolio described herein are currently available as investment choices of the Policies even though other classes and other Funds may be described in the prospectus for SVSI. Zurich Scudder Investments provides investment advisory services to SVSI whose terms and fees are set forth in the SVSI prospectus.

  .  SVSI Money Market Portfolio


     The Money Market Portfolio seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. It does this by investing exclusively in high quality short-term securities. The Portfolio seeks to maintain a net asset value of $1.00 per share.


     Unless otherwise indicated, the Portfolio's investment objective and policies may be changed without a vote of Shareholders.

  .  SVSI International Portfolio


     The International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the Portfolio management team believes have favorable characteristics. The Portfolio will invest in at least three different countries excluding the United States.


     Unless otherwise indicated, the Portfolio's investment objective and policies may be changed without a vote of Shareholders.

T. Rowe Price Equity Series, Inc.


T. Rowe Price Equity Series, Inc. (referred to as "TRP Equity") is an open-end management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for TRP Equity. T. Rowe Price Associates, Inc. provides investment advisory services to TRP Equity for fees in accordance with the terms described in the current Fund prospectus.


  .  New America Growth Portfolio


     The Fund seeks to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States.


  .  Personal Strategy Balanced Portfolio


     The Fund seeks the highest total return over time consistent with an emphasis on both capital appreciation and income.


T. Rowe Price Income Series, Inc.


T. Rowe Price Fixed Income Series, Inc. (referred to as "TRP Income") is an open-end management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for TRP Income. T. Rowe Price Associates, Inc. provides investment advisory services to TRP Income for fees in accordance with the terms described in the current Fund prospectus.


  .  Limited-Term Bond Portfolio


     The Fund seeks to provide a high level of current income consistent with moderate fluctuations in share price. The Fund invests primarily in short-term and intermediate-term bonds. There are no maturity limitations on individual securities purchased, but the Fund's dollar-weighted average effective maturity will not exceed five years.

There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for the Funds, which must accompany or precede this Prospectus and which should be read carefully. Please also refer to the "Annual Expenses of the Funds" information of this Prospectus for a list of the Funds' annual expenses.


An investment in the money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market subaccounts may become extremely low and possibly negative.


Agreements. We have entered into or may enter into arrangements with certain Funds pursuant to which we receive a fee based upon an annual percentage of the average net asset amount invested by us on behalf of the Separate Account and other separate accounts of the Company. These arrangements vary among the Funds and are entered into because of administrative services provided by the Company.

Resolving Material Conflicts. All of the Funds are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of owners of other policies whose cash values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter.


Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (1) eliminate the shares of any of the Funds and (2) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law, as required


We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, we may also:

  .  Eliminate or combine one or more Divisions;

  .  Substitute one Division for another Division; or

  . Transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We may make changes in the Policy by appropriate endorsement in the event of a substitution or change. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

    (a)operated as a management company under the 1940 Act;

    (b)deregistered under that Act in the event such registration is no longer required; or

    (c)combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate

Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

                      PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Policy

Individuals wishing to purchase a Policy, must complete the appropriate application for this Individual Insurance Policy and submit it to our authorized representative or to us at our Home Office. We will issue an Individual Policy to give to each Owner.

Issue Ages. A Policy generally will be issued only to Insureds of Issue Ages 17 through 80 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside the Issue Ages or decline to issue Policies to individuals within the Issue Ages.

Premiums


The initial premium is due on the Issue Date, and may be paid to an authorized representative of the Company or to the us at our Home Office. The Company requires that the initial premium for a Policy be at least equal to one-twelfth (1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") In the first Policy year, the planned annual premium must be paid in full. The Owner is not required to pay premiums equal to the planned annual premium after the first Policy year. If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators.




Planned Premium Payments. After the initial premium and subject to the limitations described below, premiums may be paid in any amount and at any interval. Premiums after the first premium payment must be paid to us at our Home Office. The Owner may establish a schedule of planned premiums which we will bill at regular intervals. Those offered are annual premiums or monthly premiums via electronic bank draft. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not always cause the Policy to lapse. The Policy will lapse if the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Unscheduled Premiums. In addition to any planned payments made, an Owner may make unscheduled premium payments at any time in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have federal income tax consequences. (See "Federal Tax Matters.") As mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

If the Policy is in the intended Owner's possessions, but the initial premium has not been paid, the Policy is not in force. Under these circumstances, the intended Owner is deemed to have the Policy for inspection only.

Premium Limitations. Every premium payment paid must be at least $20. Total premiums paid under a Policy may not exceed the current maximum premium limitations established by federal tax laws in any Policy Year. The maximum premium limitation for a Policy Year is the sum of the premiums paid under the Policy that will not at any time exceed the guideline premium limitations referred to in Section 7702(c) of the Internal Revenue Code of 1986. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of the maximum premiums will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received (unless we agree) and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations.

Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, from which withdrawals are treated (for tax purposes) (1) as a distribution of any taxable income under the contract, and (2) as a distribution of nontaxable investment in the contract. Also, such withdrawals may be subject to a 10% federal income tax penalty. We have adopted administrative steps designed to notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's classification as a modified endowment contract. (See "Federal Tax Matters.")

Allocation of Net Premiums and Cash Value

Net Premiums. The net premium equals:

    (1)the premium paid; less

    (2)the premium expense charge;

    (3)the premium tax charge. (See "Charges and Deductions--Sales Charges.")


Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the Divisions of the Separate Account or, if available, the General Account. However, the minimum percentage that may be allocated to an investment option is 10% of the net premium, and fractional percentages may not be used. Certain restrictions may apply to the General Account (see "The General Account").


The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to us. Any change in allocation will take effect immediately upon our receipt of the written notification. No charge is imposed for changing the allocations of future net premiums. The initial allocation will be shown on the application which is attached to the Policy.

During the period from the Issue Date to the end of the Right to Examine Policy period, net premiums will automatically be allocated to the Division that invests in the Money Market Fund. (See "Right to Examine Policy"). When this period expires, the Policy's Cash Value in that Division will be transferred to the Divisions of the Separate Account or to the General Account (if available) in accordance with the allocation requested in the application for the Policy, or any allocation instructions received subsequent to the receipt of the application. Net Premiums received after the Right to Examine Policy period will be allocated according to the allocation instructions most recently received by us unless otherwise instructed for that particular premium receipt.

The Policy's Cash Value also may be transferred between the Divisions of the Separate Account (See "Policy Rights and Privileges--Transfers") and, if the General Account is available under the Policy, between the Divisions and the General Account. Certain restrictions apply to transfers involving the General Account.

The value of amounts allocated to the Divisions will vary with the investment performance of the Funds underlying the Divisions. The Owner bears the entire investment risk. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

Policy Lapse and Reinstatement

Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium payment will not itself cause a Policy to lapse. However, a Policy can lapse even if planned premiums have been paid. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.") Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

Reinstatement. The Owner may reinstate a lapsed Policy by written application at any time within five years after the date of lapse and before the Maturity Date. Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to the Company (including evidence of insurability of any person covered by a rider to reinstate the rider).

  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan.

The Policy cannot be reinstated if it has been surrendered.

The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement. The Insured must be alive on the date the Company approves the application for reinstatement. If the Insured is not then alive, such approval is void and of no effect.

The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

Death Benefit

As long as the Policy remains in force, we will (upon proof of the Insured's death) pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death.

If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.")
Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The minimum Face Amount is generally $250,000. The maximum Face Amount is generally $5,000,000.

Option A. Under Option A, the death benefit is:

    (1)the current Face Amount of the Policy or, if greater,

    (2)the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                         APPLICABLE PERCENTAGE TABLE*

                                        Percentage Of
                           Insured Age   Cash Value
                           -----------  -------------
                           0 to 40.....      250%
                           45..........      215
                           50..........      185
                           60..........      130
                           65..........      120
                           70..........      115
                           75 to 90....      105
                           95 and Older      100

--------
* For ages that are not shown on the table, the applicable percentage multiples will decrease by a ratable portion for each full year.

The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

Option B. Under Option B, the death benefit is equal to:

    (1)the current Face Amount plus the Cash Value of the Policy or, if greater,

    (2)the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B provides lower initial Face Amount resulting in earlier cash accumulation.

Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to us with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income because the federal tax law requirements are not satisfied. (See "Federal Tax Matters.")

Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to us. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have federal income tax consequences. (See "Federal Tax Matters.")

Face Amount Decreases. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $250,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law (see "Payment and Allocation of Premiums"), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet those requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

    (1)The Face Amount provided by the most recent increase;

    (2)The next most recent increases successively; and

    (3)The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction--Cost of Insurance").


Face Amount Increases. For an increase in the Face Amount, we require that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Home Office of the satisfactory evidence of insurability. In addition, the Insured must have an Attained

Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $5,000,000. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions--Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

Cancellation of an Increase. An increase in Face Amount may be cancelled within the later of:

  . 20 days from the date the Owner received the new Policy specifications page for the increase;

  .  within 10 days of mailing the right to cancellation notice to the Owner; or

  .  within 45 days after the application for an increase was signed.

Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions in the same manner as they were deducted. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges--Right to Examine Policy.")

Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. Examples include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

    (a)A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit"), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

    (b)An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

    (c)An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

    (d)A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

    (e)A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after we receive all documentation required at our Home Office. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits," and "Charges and Deductions.")


When no election for an optional method of settlement is in force when the Insured dies, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

Cash Value

The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account, the General Account, if applicable, and the Loan Account. The Policy's Cash Value will reflect:

  .  the investment performance of the chosen Divisions;

  .  interest earned on the amounts in the General Account;

  .  the frequency and amount of net premiums paid;

  .  transfers;

  .  partial withdrawals;

  .  Policy Loans;

  .  Loan account interest rate credited; and

  .  the charges assessed in connection with the Policy.

An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value will equal the portion of any net premium allocated to the Divisions and the General Account, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to the Divisions and the General Account. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Paragon guarantees that, on each Valuation Date, the Cash Value in the General Account will be the amount of the Net Premiums allocated or Cash Value transferred to the General Account, plus interest at the rate of 4% per year, plus any excess interest which Paragon credits and any amounts transferred in the General Account, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals or transfers to the Separate Account. On each Valuation Date, the Cash Value in a Division will equal:

    (1)The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

    (2)Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

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

    (3)Any loan repayments allocated to the Division during the current Valuation Period; plus

    (4)Any amounts transferred to the Division from the General Account or from another Division during the current Valuation Period; plus

    (5)That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

    (6)Any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus transfer charges if any; minus

    (7)Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

    (8)If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

    (1)The value of the assets at the end of the preceding Valuation Period;
       plus

    (2)The investment income and capital gains--realized or unrealized--credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

    (3)The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

    (4)Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

    (5)A charge not to exceed .0020471% of the net assets for each day in the Valuation Period. This corresponds to 0.75% per year for mortality and expense risks; divided by

    (6)The value of the assets at the end of the preceding Valuation Period.

The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

    (1)The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

    (2)A reduction based upon a charge not to exceed .0020471% of the net assets for each day in the Valuation Period is made (This corresponds to 0.75% per year for mortality and expense risk charge); divided by

    (3)Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                         POLICY RIGHTS AND PRIVILEGES


Exercising Rights and Privileges Under the Policies



Owners of Policies may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying us in writing at our Home Office.



In addition and with some restrictions, an owner currently may request transfers, surrenders or partial withdrawals and Policy loans by facsimile or through electronic media. We reserve the right to limit or modify the manner in which an owner may exercise the rights and privileges under the Policy.



We cannot guarantee that facsimile or online transactions or telephone inquiries will always be possible. For example, our Home Office may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under the circumstances. Outages or slowdowns may prevent or delay our receipt of your request.



In addition, you should protect your personal identification number ("PIN") because self-service options will be available to your agent of record and to anyone who provides your PIN when using automated telephone or online systems. We are not able to verify that the person providing your PIN and giving us instructions via an automated telephone or online system is you or is authorized to act on your behalf.


Loans


Loan Privileges. After the first Policy Anniversary, the Owner may, by facsimile or written or online request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where


  . (a) is 90% of the Cash Value of the Policy on the date the Policy Loan is requested; and

  .  (b) is the amount of any outstanding Indebtedness.

Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $500. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.")

When a Policy Loan is made, Cash Value equal to the amount of the loan and loan interest due will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the Policy's total Cash Value, (not including the Cash Value in the Loan Account,) at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account and the General Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than 5%. The rate is declared by action of our management as authorized by our Board of Directors. The Loan Account interest credited will be transferred to the General Account and the Divisions: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate not to exceed 5.45%. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for the duration of the

Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Policy Rights and Privileges--Loans--Effect of Policy Loans.") The amount transferred will be deducted from the Divisions and the General Account in the same proportion that the portion of the Cash Value in the General Account and each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account).

Effect of Policy Loans. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "Federal Tax Matters.")

Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of:

    (1)the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value; or

    (2)31 days after notice that the Policy will terminate without a sufficient payment has been mailed.

If a sufficient payment is not received, the Policy will lapse and terminate without value. A lapsed Policy may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.


Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to us at our Home Office. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the General Account and the Divisions in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division and the General Account. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.


Surrender and Partial Withdrawals


During the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy by sending a facsimile or written request to us. The Owner may make a partial withdrawal from the Policy by sending a facsimile or written or online request to us. Any restrictions are described below. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received by us. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")



Surrender. To effect a surrender, the Policy must be returned to us at our Home Office along with the request, or the request must be accompanied by a completed affidavit of lost Policy. Upon request, we can provide a lost Policy Certificate. Upon surrender, we will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness. Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month. The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from any one Division or the General Account is $50, or the Policy's Cash Value in that Division, or General Account, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or 2% of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions or the General Account. If no allocation is specified, then the partial withdrawal will be allocated among the General Account and the Divisions in the same proportion that the Policy's Cash Value in the General Account and each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account) on the date the request for the partial withdrawal is received.

A partial withdrawal will decrease the Face Amount in two situations. First, if death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued.

Generally, the partial withdrawal transaction charge will be allocated among the Divisions and the General Account in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division or the General Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining General Account and Divisions. In addition, an Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in another Division or General Account.

The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be approved.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

Transfers


Under the Company's current rules, a Policy's Cash Value, (not including amounts credited to the Loan Account,) may be transferred among the Divisions available with the Policy and for certain policies, between the General Account and the Divisions. Transfers to and from the General Account are subject to restrictions (see "The General Account"). Requests for transfers must be made directly to us in writing or by facsimile or electronic media, and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division or the General Account. We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.


All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.



Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may modify the transfer privilege, by changing the minimum amount transferable, the maximum General Account allocation percent, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine.



Right to Examine Policy


The Owner may cancel a Policy within 20 days of receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.



To cancel the Policy, the Owner should mail or deliver the Policy directly to us at our Home Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")


As noted above, a request for an increase in Face Amount (see "Policy Benefits--Death Benefit") also may be cancelled. The request for cancellation must be made within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;

  .  10 days of mailing the right to cancellation notice to the Owner; or

  .  45 days after the Owner signed the application for the increase.

Upon cancellation of an increase, the Owner may request that we refund the amount of the additional charges deducted in connection with the increase. This amount will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase. (See "Charges and Deductions--Monthly Deduction.") If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions in the same manner as it was deducted.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age
100. The Maturity Date Endorsement will extend the death benefit past age 100. (See "Additional Insurance Benefit.")

Payment of Policy Benefits


A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon our written agreement.


Settlement Options. We may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

Accelerated Death Benefits. We offer certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                            CHARGES AND DEDUCTIONS

We will deduct charges in connection with the Policies to compensate us for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies. We may realize a profit on one or more of these charges. We may use any such profit for any corporate purpose, including, among other things, payments of sales and distribution expenses.

Premium Expense Charges

Prior to allocation of net premiums among the Divisions of the Separate Account, premium payments will be reduced by a premium expense charge equal to
1.25 percent of each premium paid for years one through ten.

Premium Tax Charge


Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction, but the premium tax charge assessed under the Policy will not vary with the state of residence of the [Owner/Insured]. To cover these premium taxes, premium payments will be reduced by a premium tax charge of 2.25% from all Policies.


Monthly Deduction

Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate us for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among the General Account and each Division in the same proportion that a Policy's Cash Value in the General Account and each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account,) on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

Monthly Administrative Charge. We are responsible for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. We assess a monthly administration charge of $3.50 per month from each Policy as set forth in the specifications pages of the Policy. These charges, once established at the time a Policy is issued, are guaranteed not to increase over the life of the Policy.

Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the next Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any increases in Face Amount. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

Cost of Insurance Rates. The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. We will determine the current cost of insurance rates based on our expectations as to future mortality experience.

The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and sex of the Insured at issue or the date of an increase in Face Amount. The cost of insurance rates generally increase as the Insured's Attained Age increases.

The rate class of an Insured will affect the cost of insurance rate. For the initial Face Amount, we will use the rate class on the Issue Date. For each increase in Face Amount, other than one caused by a change in the death benefit option, we will use the rate class applicable to that increase. If the death benefit equals a percentage of Cash Value, an increase in Cash Value will cause an automatic increase in the death benefit. The rate class for such increase will be the same as that used for the most recent increase, excluding any rider, that required proof of insurability.

We currently place Insureds into a preferred rate class, a standard rate class, or into rate classes involving a higher mortality risk. The degree of underwriting imposed may vary from full underwriting to simplified issue underwriting.

Actual cost of insurance rates may change, and the actual monthly cost of insurance rates will be determined by us based on our expectations as to future mortality experience. However, the actual cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. For fully underwritten and simplified issue Policies which are not in a substandard risk class, the guaranteed cost of insurance rates are equal to 100% of the rates set forth in the male/female smoker/nonsmoker 1980 CSO Mortality Tables (1980 CSO Table SA, 1980 CSO Table NA, 1980 CSO Table SG, and 1980 CSO Table NG), age last birthday. Higher rates apply if the Insured is determined to be in a substandard risk class.

In two otherwise identical Policies, an Insured in the preferred rate class will have a lower cost of insurance than an Insured in a rate class involving higher mortality risk. Each rate class is also divided into two categories: smokers and nonsmokers. Nonsmoker Insureds will generally incur a lower cost of insurance than similarly situated Insureds who smoke. Policies issued with simplified underwriting will, in general, incur a higher cost of insurance than Policies issued under full underwriting.

The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0032737, less (b) the Cash Value at the beginning of the Policy Month. Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.

The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class,when Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value as part of each increase in order, starting with the first increase. If Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Partial Withdrawal Transaction Charge

A transaction charge which is the lesser of $25 or 2% of the amount withdrawn will be assessed on each partial withdrawal, to cover administrative costs incurred in processing the partial withdrawal.

Separate Account Charges

Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at the rate not to exceed .0020471% of the net assets of each Division of the Separate Account. This equals an annual rate of .75% of those net assets. A current rate shall apply but will not exceed the annual rate of 0.75%. We may reflect a reduction in the current rate as a credit to Cash Value. We may realize a profit from this charge and may use this profit to finance distribution expenses.

The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Federal Taxes. Currently no charge is made to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may make such a charge in the future. Charges for other taxes incurred by the Account may also be made. (See "Federal Tax Matters.")

Expenses of the Funds. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Funds. (See "Summary of the Policy Separate Account Charges-- Annual Expenses of the Funds" and "The Company, the Separate Accounts and The Funds--The Funds.")

                              THE GENERAL ACCOUNT

Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the General Account. The disclosure regarding the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

General Description

The General Account consists of all assets owned by Paragon other than those in the Separate Account and other separate accounts. Subject to applicable law, the Company has sole discretion over the investment of the assets of the General Account.

At issue, Paragon will determine the maximum percentage of the non-borrowed Cash Value that may be allocated, either initially or by transfer, to the General Account. The ability to allocate Net Premiums or to transfer Cash Value to the General Account may not be made available, in the Company's discretion, under certain Policies. Further, the option may be limited with respect to some Policies. The Company may, from time to time, adjust the extent to which premiums or Cash Value may be allocated to the General Account (the "maximum allocation percentage"). Such adjustments may not be uniform in all Policies. Paragon may at any time modify the General Account maximum allocation percentage. Subject to this maximum, an Owner may elect to allocate Net Premiums to the General Account, the Separate Account, or both. Subject to this maximum, the owner may also transfer Cash Value from the Divisions of the Separate Account to the General Account, or from the General Account to the Divisions of the Separate Account. The allocation of Net Premiums or the transfer of Cash Value to the General Account does not entitle an Owner to share in the investment experience of the General Account. Instead, Paragon guarantees that Cash Value allocated to the General Account will accrue interest at a rate of at least 4%, compounded annually, independent of the actual investment experience of the General Account.

The Loan Account is part of the General Account.

The Policy

This Prospectus describes a flexible premium variable life insurance policy. This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the Separate Account. For complete details regarding the General Account, see the Policy itself.

General Account Benefits

If the Owner allocates all Net Premiums only to the General Account and makes no transfers, partial withdrawals, or Policy Loans, the entire investment risk will be borne by Paragon, and so long as the Policy remains in force Paragon guarantees that it will pay at least a minimum specified death benefit. The Owner may select Death Benefit Option A or B under the Policy and may change the Policy's Face Amount subject to satisfactory evidence of insurability.

General Account Cash Value

Net Premiums allocated to the General Account are credited to the Cash Value. Paragon bears the full investment risk for these amounts and guarantees that interest will be credited to each Owner's Cash Value in the General Account at a rate of no less than 4% per year, compounded annually. Paragon may, at its sole discretion, credit a higher rate of interest, although is not obligated to credit interest in excess of 4% per year, and might not do so. Any interest credited on the Policy's Cash Value in the General Account in excess of the guaranteed minimum rate of 4% per year will be determined in the sole discretion of Paragon. The Policy Owner assumes the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. If excess interest is credited, a different rate of interest may be applied to the Cash Value in the Loan Account. The Cash Value in the General Account will be calculated on each Monthly Anniversary of the Policy.

Paragon guarantees that, on each Valuation Date, the Cash Value in the General Account will be the amount of the Net Premiums allocated or Cash Value transferred to the General Account, plus interest at the rate of 4% per year, plus any excess interest which Paragon credits and any amounts transferred in the General Account, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals, or transfers to the Separate Account.

Paragon may limit the percentage of the Policy's total Cash Value that may be allocated to or transferred to the General Account. The total amount that may be allocated to the General Account at any time may not exceed the product of:

    (1)the Policy's total Cash Value in the General Account and the Divisions of the Separate Account, multiplied by

    (2)the General Account maximum allocation percentage.

The initial General Account maximum allocation percent is shown on the Policy's specifications page. However, Paragon reserves the right to change the maximum allocation percentage in the future.

Transfers, Surrenders, Partial Withdrawals and Policy Loans

After the first Policy Year, a portion of Cash Value may be withdrawn from the General Account or transferred from the General Account to the Separate Account. A partial withdrawal and any transfer must be at least $500 or, the Policy's entire Cash Value in the General Account if less than $500. The total amount of transfers and withdrawals in a Policy Year may not exceed a maximum amount equal to the greater of:

    (a)the Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, multiplied by the withdrawal percentage limit shown on the Policy's specifications page, or

    (b)the previous Policy Year's General Account maximum withdrawal amount.

The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.

Transfers to the General Account are limited by the maximum allocation percentage (described above) in effect for a Policy at the time a transfer request is made.

Policy Loans may also be made from the Policy's Cash Value in the General
Account.

Loans and withdrawals from the General Account may have Federal Income tax consequences. (See "Federal Tax Matters".)

There is no transaction charge for the first twelve partial withdrawals or requested transfers in a Policy Year. Paragon will impose a charge of $25 for each partial withdrawal or requested transfer in excess of twelve in a Policy Year. The Company may revoke or modify the privilege of transferring amounts to or from the General Account at any time.

Transfers, surrenders and partial withdrawals payable from the General Account and the payment of Policy Loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, Paragon will pay interest at the rate of 4% per year for the period of the deferment.

Conversion Right. While your Policy is in force during the first two Policy Years, you may transfer all of your Cash Value from the Divisions of the Separate Account to the General Account.

If during the first two Policy Years you request in writing that we transfer all of your Cash Value into the General Account, and you indicate that you are exercising your conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age.

If you exercise your one-time conversion right, we will automatically allocate all future Net Premiums to the General Account, and no future transfers to the Separate Account will be allowed.

                    GENERAL MATTERS RELATING TO THE POLICY

Postponement of Payments

Payment of any amount due from the Separate Account because of surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever:

    (1)the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

    (2)the SEC by order permits postponement for the protection of Owners; or

    (3)an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.


The Company may defer payments on any amount from the General Account for not more than six months. Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators.




The Contract

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

Control of Policy

The Insured will be Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

Unless otherwise provided, the Policy is jointly owned by all Owners named in the Policy or by the survivors of those joint Owners. Unless otherwise stated in the Policy, the final Owner is the estate of the last joint Owner to die. The Company may rely on the written request of any trustee of a trust which is the Owner of the Policy, and the Company is not responsible for the proper administration of any such trust.

Beneficiary

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate. The Policy permits the designation of various types of trust as Beneficiary(ies), including trusts for minor beneficiaries, trusts under a will, and trusts under a separate written agreement. An Owner is also permitted to designate several types of beneficiaries, including business beneficiaries. For more details about the use of trusts and specialized types of beneficiaries, refer to the Policy.

Change of Owner or Beneficiary

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received by us. We will not be liable for any payment made or action taken before we receive the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Any change will be subject to any assignment of the Policy or any other legal restrictions. Changing the Owner may have adverse tax consequences.

Policy Changes

We reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

Conformity with Statutes

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

Claims of Creditors

To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

Incontestability

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

Assignment

We will be bound by an assignment of a Policy only if: (a) it is in writing;
(b) the original instrument or a
certified copy is filed with us at our Home Office; and (c) we send an acknowledged copy to the Owner. We are not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.


Suicide

Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

Misstatement of Age and Corrections

If the age or sex of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age and sex.

Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

Additional Insurance Benefits

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidenced, including a certification from a licensed physician, is provided to us that the Insured has a life expectancy of 12 months. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit.

The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of terminal illness as discussed above, (less any Indebtedness and any term insurance added by other riders) plus the product of the "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor" is 0.85.

The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.




Maturity Date Endorsement. Provides a change in the maturity date to be the date of death of the Insured, provided the Policy remains in force to that date with sufficient Cash Surrender Value. The guaranteed cost of insurance rate for the last Policy Year in the Policy shall apply for all later Policy Years. (See Federal Tax Matters.)

Records and Reports

We will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the Funds and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by us for a nominal fee.


State Variations



Certain provisions of the Policy may differ from the general description in this prospectus, and certain riders and options may not be available, because of legal restrictions in your state. See your Policy for specific variations. Any such state variations will be included in your Policy or in riders or endorsements attached to your Policy. See your agent or contact us for specific information that may be applicable in your state.


                         DISTRIBUTION OF THE POLICIES


Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with us. Walnut Street is a wholly-owned subsidiary of GenAmerica Financial Corporation, a Missouri general business corporation, which is also a parent company of the Company. GenAmerica Financial Corporation is wholly owned by Metropolitan Life Insurance Company, a New York insurance company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers (NASD) and the Securities Investor Protection Corporation (SIPC). Walnut Street's Internal Revenue Service employer identification No. is 43-1333368. It is a Missouri corporation formed May 4, 1984. Walnut Street's address is 400 South Fourth Street, Suite 1000, St. Louis, MO 63102.



On or about July 1, 2002, General American Distributors ("GAD"), member NASD and SIPC, will become the principal underwriter and distributor of the Policies pursuant to an Underwriting Agreement with us. GAD is a wholly-owned subsidiary of GenAmerica Financial Corporation, a Missouri general business corporation, which is also a parent company of the Company. GenAmerica Corporation is wholly owned by Metropolitan Life Insurance Company, a New York insurance company. GAD's Internal Revenue Service employer identification No. is 43-1906210. It is a Missouri corporation formed October 3, 2000. General American Distributor's address is: 700 Market Street, St. Louis, Missouri 63101. The Policies will be sold by broker-dealers who have entered into written sales agreements with the principal underwriter. Sales of the Policies may take place in all states (except New York) and the District of Columbia.


Broker-dealers may receive a marketing allowance to assist in marketing the product. This allowance may include an amount up to $3,000 per Policy at issue and is an on-going annual percentage up to 0.15% of Cash

Value to reimburse the broker-dealer for expenses and due diligence efforts performed in connection with marketing the product. This allowance will generally be retained by the broker-dealer in order to offset its expenses. Generally, no compensation will be paid by the Company, the principal underwriter, or the broker-dealer to the individual directly involved in the sale of the product.


                              FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Owner from being treated as the owner of the Variable Account assets supporting the Policy.


In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Variable Account, through its investment decisions, will satisfy these diversification requirements.


The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits


In General. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, estate, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.


Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.


Withholding. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.


Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. The tax consequences associated with the Accelerated Death Benefit Settlement Option Rider are unclear. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.




Extension of Maturity Date. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

New Guidance on Split Dollar Plans. The IRS has recently issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.


Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.


Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Our Income Taxes

Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                 SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

The Company holds assets of the Separate Account. The assets are kept physically segregated and held separate and apart from our general assets. We maintain records of all purchases and redemptions of Fund shares by each of the Divisions. Additional protection for assets of the Separate Account is afforded by Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $25 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote the shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the underlying Funds in its own right, it may elect to do so.

The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the underlying Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the underlying Funds.

Because the Funds serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. We will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that we own as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or we determine that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                                     IMSA

The Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertising and marketing material for individually sold life insurance. Companies that belong to IMSA subscribe to a set of ethical standards focused on point-of-sale activities for individually sold life insurance, annuities, and long-term care products.

                        STATE REGULATION OF THE COMPANY

We are a stock life insurance company organized under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines our liabilities and reserves and the liabilities and reserves of the Separate Account and certifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                           MANAGEMENT OF THE COMPANY


         Name                           Principal Occupation(s) During Past Five Years(1)
         ----                           -------------------------------------------------
Executive Officers(2)
Anthony F. Trani(3)     President and Chief Executive Officer since August 2000. Formerly Vice President--
                        Institutional Markets, Metropolitan Life Insurance Company June 1998--August
                        2000. Chief Marketing Officer--Institutional Markets, Metropolitan Life Insurance
                        Company May 1996--June 1998.

Craig K. Nordyke(3)     Executive Vice President and Chief Actuary since November 1996.

Matthew K. Duffy        Vice President and Chief Financial Officer since June 1996.

Matthew P. McCauley(3)  Vice President and General Counsel since 1984. Secretary since August 1981. Vice
                        President and Associate General Counsel, General American since December 1995.

John R. Tremmel         Vice President--Operations and System Development since January 1999. Formerly
                        Chief Operating Officer, ISP Alliance, April 1998--December 1998. Vice President
                        and General Manager of National Operations Centers, Norell Corporation, January
                        1995--March 1998.

Michael J. McDermott(3) Vice President--Sales since January 2001. Formerly Vice President--Institutional
                        Markets, Metropolitan Life Insurance Company June 1998--January 2001. Regional
                        Vice President--Institutional Markets, Metropolitan Life Insurance Company,
                        May 1996--June 1998.

Directors(4)
Nicholas D. Latrenta    Senior Vice President--Institutional Business Operations since October 1, 2000.
                        Formerly Senior Vice President International Operations March 1999--October 2000.
                        Senior Vice President--Institutional Business May 1997--March 1999.
                        Vice President--Institutional Business May 1996--May 1997.

Roy C. Albertalli       Chief Counsel--Institutional Business Operations since June 2000. Formerly
                        Vice President and Associate General Counsel--Institutional Business Operations
                        May 1996--June 2000.

Eugene Marks, Jr.       Senior Vice President--Institutional Business Operations since January 1998.
                        Formerly Vice President--Institutional Business Operations November
                        1990--January 1998.

Stanley J. Talbi        Senior Vice President and Chief Actuary--Corporate Actuarial and Corporate Risk
                        Management since July 2000. Formerly Senior Vice President and Chief Financial
                        Officer--Institutional Business Operations January 1997--July 2000. Vice President
                        and Senior Actuary--Group and Individual Retirement and Savings Business
                        Operations January 1993--January 1997.

Michael W. Witwer       Vice President--Life Products since March 1995.

--------
(1)All positions listed are with the Company unless otherwise indicated.
(2)The principal business address of each person listed is Paragon Life Insurance Company, 100 South Brentwood Boulevard, St. Louis, MO 63105; except Matthew P. McCauley--General American Life Insurance Company, 700 Market Street, St. Louis, MO 63101.
(3)Indicates Executive Officers who are also Directors.
(4)All positions listed for Directors are with Metropolitan Life Insurance Company with the principal business address of One Madison Avenue, New York, NY 10010; except for Michael W. Witwer --Metropolitan Life Insurance Company, 501 U.S. Highway 22, Bridgewater, NJ 08807.

                                 LEGAL MATTERS


Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to aspects of federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the parent company's resolution concerning Policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.


                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS




The financial statements as of and for the years ended December 31, 2000 and December 31, 2001, of the Company included in this Prospectus and in the registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph that discusses the Company's change in basis of accounting, as of January 1, 2000, as a result of a business combination accounted for as a purchase) and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.



The financial statements of the Separate Account as of December 31, 2001, and for each of the periods in each of the two years ended December 31, 2001, included in this Prospectus and in the registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.



The financial statements of the Company for the year ended December 31, 1999 and the Separate Account for the period ended December 31, 1999 included in this Prospectus and in the registration statement have been included in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.


Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                            ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                             FINANCIAL STATEMENTS

The financial statements of the Company which are included in this Prospectus should be distinguished from the financial statements for the Separate Account included in this Prospectus, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                  DEFINITIONS

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account, and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

General Account--The assets of the Company other than those allocated to the Separate Account or any other separate account.


Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105. On or about May 24, 2002, the mailing address will be: 190 Carondelet Plaza,


St. Louis, Missouri 63105. Unless another location is specified, all notices and requests--in writing, by telephone or facsimile--should be directed to the Home Office.


Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Insured--The person whose life is insured under a Policy.

Investment Start Date--The date the initial premium is applied to the General Account and/or Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge and any charge for premium taxes.

Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--The flexible premium variable life insurance offered by the Company and described in this Prospectus.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

Separate Account--The Separate Account D, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.


Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.


Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                         INDEPENDENT AUDITORS' REPORT

Board of Directors of Paragon Life Insurance Company:

   We have audited the accompanying balance sheets of Paragon Life Insurance Company (the "Company") as of December 31, 2001 and 2000, and the related statements of operations and comprehensive income (loss), stockholder's equity, and cash flows for each of the two years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 2001 and 2000 and the results of its operations and comprehensive income (loss) and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

   As more fully discussed in Note 1 to the financial statements, the Company was acquired in a business combination accounted for as a purchase. As a result of the acquisition, the financial statements for the periods subsequent to the acquisition are presented on a different basis of accounting than those for the period prior to the acquisition and, therefore, are not directly comparable.

DELOITTE & TOUCHE LLP

St. Louis, Missouri
April 8, 2002

KPMG [LOGO]
10 South Broadway
Suite 900
St Louis MO 63102-1761

                         Independent Auditors' Report

The Board of Directors
Paragon Life Insurance Company:

   We have audited the accompanying statements of operations and comprehensive income, stockholder's equity, and cash flows of Paragon Life Insurance Company for the year ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

   We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the results of the operations and the cash flows of Paragon Life Insurance Company for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

                                          /s/ KPMG LLP

March 10, 2000



[LOGO] KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.

                        PARAGON LIFE INSURANCE COMPANY

                                Balance Sheets

                          December 31, 2001 and 2000
                 (in thousands of dollars, except share data)

                                                                 2001     2000
                                                               -------- --------
                           Assets
Fixed maturities, available for sale.......................... $ 86,670 $ 84,006
Policy loans..................................................   23,406   20,067
Cash and cash equivalents.....................................   16,236   10,018

                                                               -------- --------
       Total cash and invested assets.........................  126,312  114,091
                                                               -------- --------
Reinsurance recoverables......................................      700    1,649
Deposits relating to reinsured policyholder account balances..    7,550    7,236
Accrued investment income.....................................    2,102    2,004
Deferred policy acquisition costs.............................   10,592    4,836
Value of business acquired....................................   23,041   25,995
Goodwill......................................................    3,184    3,361
Fixed assets and leasehold improvements, net..................    3,032    2,208
Other assets..................................................      675      578
Separate account assets.......................................  228,947  241,423
                                                               -------- --------
       Total assets........................................... $406,135 $403,381
                                                               ======== ========
            Liabilities and Stockholder's Equity
Policyholder account balances................................. $116,686 $107,266
Policy and contract claims....................................    1,106    1,571
Federal income taxes payable..................................      229      583
Other liabilities and accrued expenses........................    4,690    3,082
Payable to affiliates.........................................    2,755    2,917
Due to separate account.......................................      450      202
Deferred tax liability........................................    7,525    6,266
Separate account liabilities..................................  228,947  241,423
                                                               -------- --------
       Total liabilities......................................  362,388  363,310
                                                               -------- --------
Stockholder's equity:
   Common stock, par value $150; 100,000 shares authorized;
     20,500 shares issued and outstanding.....................    3,075    3,075
   Additional paid-in capital.................................   33,032   33,032
   Accumulated other comprehensive income.....................    1,170      869
   Retained earnings..........................................    6,470    3,095
                                                               -------- --------
       Total stockholder's equity.............................   43,747   40,071
                                                               -------- --------
       Total liabilities and stockholder's equity............. $406,135 $403,381
                                                               ======== ========

                See accompanying notes to financial statements.

                        PARAGON LIFE INSURANCE COMPANY

           Statements of Operations and Comprehensive Income (Loss)

                 Years ended December 31, 2001, 2000 and 1999
                           (in thousands of dollars)


                                                                                    Predeccessor's
                                                                                        Basis
                                                                   2001     2000         1999
                                                                  -------  -------  --------------
Revenues:
   Policy contract charges....................................... $23,996  $22,809     $24,577
   Net investment income.........................................   8,784    8,748       7,726
   Commissions and expense allowances on reinsurance ceded.......     538      190         292
   Net realized investment (losses) gains........................     (87)  (1,027)         57
                                                                  -------  -------     -------
       Total revenues............................................  33,231   30,720      32,652
                                                                  -------  -------     -------
Benefits and expenses:
   Policy benefits...............................................   4,979    4,742       4,616
   Interest credited to policyholder account balances............   6,432    5,743       5,524
   Commissions, net of capitalized costs.........................     713      381         445
   General and administration expenses, net of capitalized costs.  14,052   12,787      16,181
   Amortization of deferred policy acquisition costs.............     751       --       1,631
   Amortization of value of business acquired....................     854    2,092          --
   Amortization of goodwill......................................     177      177          --
                                                                  -------  -------     -------
       Total benefits and expenses...............................  27,958   25,922      28,397
                                                                  -------  -------     -------
       Income before federal income tax expense..................   5,273    4,798       4,255
Federal income taxes.............................................   1,898    1,703       1,499
                                                                  -------  -------     -------
Net income.......................................................   3,375    3,095       2,756
Other comprehensive income (loss)................................
                                                                      301      869      (5,557)
                                                                  -------  -------     -------
Comprehensive income (loss)...................................... $ 3,676  $ 3,964     $(2,801)
                                                                  =======  =======     =======


                See accompanying notes to financial statements.

                        PARAGON LIFE INSURANCE COMPANY

                      Statements of Stockholder's Equity

                 Years ended December 31, 2001, 2000 and 1999
                           (in thousands of dollars)

                                                                  Accumulated
                                                      Additional     other                  Total
                                               Common  paid-in   comprehensive Retained stockholder's
                                               Stock   capital   income (loss) earnings    equity
                                               ------ ---------- ------------- -------- -------------
Predecessor's basis balance at January 1, 1999 $2,050  $17,950      $ 2,809    $ 9,697     $32,506
   Net income.................................     --       --           --      2,756       2,756
   Other comprehensive loss...................     --       --       (5,557)        --      (5,557)
                                               ------  -------      -------    -------     -------
Balance at December 31, 1999..................  2,050   17,950       (2,748)    12,453      29,705
                                               ------  -------      -------    -------     -------
Balance at January 1, 2000....................  2,050   34,057           --         --      36,107
   Par value change...........................  1,025   (1,025)          --         --          --
   Net income.................................     --       --           --      3,095       3,095
   Other comprehensive income.................     --       --          869         --         869
                                               ------  -------      -------    -------     -------
Balance at January 1, 2001....................  3,075   33,032          869      3,095      40,071
   Net income.................................     --       --           --      3,375       3,375
   Other comprehensive income.................     --       --          301         --         301
                                               ------  -------      -------    -------     -------
Balance at December 31, 2001.................. $3,075  $33,032      $ 1,170    $ 6,470     $43,747
                                               ======  =======      =======    =======     =======



                See accompanying notes to financial statements.

                        PARAGON LIFE INSURANCE COMPANY

                           Statements of Cash Flows

                 Years ended December 31, 2001, 2000 and 1999
                           (in thousands of dollars)


                                                                                         Predeccessor's
                                                                                             Basis
                                                                        2001     2000         1999
                                                                      --------  -------  --------------
Cash flows from operating activities:
   Net income........................................................ $  3,375  $ 3,095     $  2,756
   Adjustments to reconcile net income to net cash provided by (used
     in) operating activities:
       Change in:
          Reinsurance recoverables...................................      949     (335)        (144)
          Deposits relating to reinsured policyholder account
            balances.................................................     (314)    (216)        (332)
          Accrued investment income..................................      (98)    (151)        (308)
          Federal income tax payable.................................     (354)    (424)         726
          Other assets...............................................     (921)  (1,493)       3,316
          Policy and contract claims.................................     (465)    (120)          19
          Other liabilities and accrued expenses.....................    1,608     (103)        (209)
          Payable to affiliates......................................     (162)    (886)       1,741
          Company ownership of separate account......................       --       64          (64)
          Due to separate account....................................      248       10            9
       Deferred tax expense..........................................    1,097    1,186          469
       Policy acquisition costs deferred.............................   (6,578)  (4,836)      (4,185)
       Amortization of deferred policy acquisition costs.............      751       --        1,631
       Amortization of value of business acquired....................      854    2,092           --
       Amortization of goodwill......................................      177      177           --
       Interest credited to policyholder accounts....................    6,432    5,743        5,524
       (Accretion)/Amortization of net investments...................     (239)    (101)          92
       Net (gain) loss on sales and calls of investments.............       87    1,027          (57)
                                                                      --------  -------     --------
Net cash provided by operating activities............................    6,447    4,729       10,984
                                                                      --------  -------     --------
Cash flows from investing activities:
   Purchase of fixed maturities......................................  (12,247)  (6,007)     (12,515)
   Sale or maturity of fixed maturities..............................   12,369    3,960        4,695
   Increase in policy loans, net.....................................   (3,339)  (3,113)      (2,819)
                                                                      --------  -------     --------
                                                                        (3,217)  (5,160)     (10,639)
Net cash used in investing activities................................ --------  -------     --------
Cash flows from financing activities:
   Net policyholder account deposits.................................    2,988     (142)       2,807
                                                                      --------  -------     --------
Net (decrease) increase in cash and cash equivalents.................    6,218     (573)       3,152
Cash and cash equivalents at beginning of year.......................   10,018   10,591        7,439
                                                                      --------  -------     --------
Cash and cash equivalents at end of year............................. $ 16,236  $10,018     $ 10,591
                                                                      ========  =======     ========
Supplemental disclosure of cash flow information:
   Cash paid for income taxes........................................ $ (1,155) $  (941)    $   (346)
                                                                      ========  =======     ========

                See accompanying notes to financial statements.

                        PARAGON LIFE INSURANCE COMPANY

                         Notes to Financial Statements

                           (in thousands of dollars)

(1) General Information and Summary of Significant Accounting Policies

   Paragon Life Insurance Company ("Paragon" or the "Company") is a wholly owned subsidiary of General American Life Insurance Company ("General American" or the "Parent"). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

   General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

   On January 6, 2000, Metropolitan Life Insurance Company ("MetLife") headquartered in New York, purchased 100% of GenAmerica Financial Corporation ("GenAmerica"), General American's parent, for $1.2 billion cash. GenAmerica operates as a wholly-owned stock subsidiary of MetLife. The $1.2 billion purchase price was paid to GenAmerica's parent company, General American Mutual Holding Company.

   The acquisition of GenAmerica and the Company by MetLife was accounted for under the purchase method of accounting in accordance with Accounting Principles Board No. 16, Accounting for Business Combinations. The purchase price was allocated to the assets and liabilities acquired based upon the fair market value of such assets and liabilities at the date of acquisition. The Company allocated the purchase price to the net assets on January 1, 2000, as a convenience date. These allocations have been reflected in the January 1, 2000 balances in the Statement of Stockholder's Equity. This purchase resulted in the creation of goodwill and other intangible assets totaling $31,753, which are being amortized between 20 and 30 years.

   As a result of the acquisition, the financial statements for the period subsequent to the acquisition have different carrying values than those for periods prior to the acquisition and, therefore, are not directly comparable. For the period prior to the date of acquisition, the presentation is referred to as the "Predecessor Basis".

   The accompanying financial statements are prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The significant accounting policies and related judgements underlying the Company's financial statements are summarized below. In applying these policies, management makes subjective and complex judgements that frequently require estimates abount matters that are inherently uncertain. Many of these policies are common in the insurance and financial services industries; others are specific to the Company's businesses and operations.

   The significant accounting policies of the Company are as follows:

  (a) Recognition of Policy Revenue and Related Expenses

   Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

   Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies.

                        PARAGON LIFE INSURANCE COMPANY

  (b) Invested Assets

   The Company primarily invests in fixed maturities and equity securities which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of income impairments and the determination of fair values. In addition, the earnings on certain investments are dependent upon market conditions which could result in prepayments and charges in amounts to be earned due to changing interest rates or equity markets.

   Investment securities are accounted for at fair value. At December 31, 2001 and 2000, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of allocated amortization of deferred policy acquisition costs, value of business acquired, and taxes, being reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

   The cost of investment securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as investment losses. Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

   Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method, which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

  (c) Value of Business Acquired

   Value of business acquired ("VOBA") represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

  (d) Goodwill

   The excess of cost over the fair value of the net assets acquired ("goodwill") is amortized on a straight-line basis over 20 years. The company reviews the goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments are recognized in operating results if a permanent diminution in value is deemed to have occurred. Total goodwill as of December 31, 2001, net of accumulated amortization of $177, was $3,184.

  (e) Policyholder Account Balances

   Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates of 4% in 2001, 2000 and 1999. The actual crediting rate was 6.1% in 2001 and 2000, and ranged from 6.1% to 6.5% in 1999.

  (f) Federal Income Taxes

   The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which

                        PARAGON LIFE INSURANCE COMPANY
those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

   The company will file a consolidated federal income tax return with General American Life Insurance Company, General Life Insurance Company, and Security Equity Life Insurance Company. The consolidating companies have executed a tax allocation agreement. Under this agreement, the federal income tax provision is computed on a separate return basis and members pay federal income taxes on that basis or receive reimbursement to the extent that their losses and other credits result in a reduction of the current year's consolidated tax liability.

  (g) Reinsurance

   Balances, resulting from agreements, which transfers funds relating to policyholder account balances has been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

  (h) Deferred Policy Acquisition Costs

   The costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable. The recovery of such costs is dependent on the future profitability of the related business. The amount of future profit is dependent principally on investment returns, mortality and morbidity, persistency, expenses to administer the business (and additional charges to the policyholders) and certain economic variables, such as inflation. These factors enter into management's estimate of gross profits which generally are used to amortize certain of such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than amounts deferred. Such costs may include commissions, premium taxes, as well as certain costs of policy issuance and underwriting which are deferred and amortized with interest over the expected life of the contract. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross profits from investment, mortality and expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts. Actual gross profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

  (i) Separate Account Business

   The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value.

  (j) Fair Value of Financial Instruments

   Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument.

                        PARAGON LIFE INSURANCE COMPANY

Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

      Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

      Policy loans--Policy loans are carried at their unpaid balances, which approximates fair value.

      Separate account assets and liabilities--The separate account assets are carried at fair value as determined by quoted market prices. Accordingly, the carrying value of separate account liabilities is equal to their fair value since it represents the contract holder's interest in the separate account assets.

      Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

      Policyholder account balances--The carrying amount is a reasonable estimate of fair value.

  (k) Cash and Cash Equivalents

   For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

  (l) Reclassification

   Certain amounts in the prior year financial statements have been reclassified to conform to the 2001 presentation.

  (m) New Accounting Pronouncements

   In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles (the "Codification"). The Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, became effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The state insurance department required adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The Company's adoption of the Codification by the NAIC and the Codification as modified by the Insurance Department of the State of Missouri, resulted in a $1,004 net increase in statutory capital and surplus as of January 1, 2001 and was reflected as a cumulative effect of changes in accounting principle.

   Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") which established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. Adoption of SFAS 133 and SFAS 138 did not have a material effect on the Company's consolidated financial statements.

   Effective April 1, 2001, the Company adopted Emerging Issues Task Force ("EITF") Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF No. 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to evaluate these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material impact on the Company's financial condition or results of operations.

                        PARAGON LIFE INSURANCE COMPANY

   In June 2001, the FASB issued SFAS No. 141, Business Combinations ("SFAS 141"), and SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS 141, which was generally effective July 1, 2001, requires the purchase method of accounting for all business combinations and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. SFAS 142, effective for fiscal years beginning after December 15, 2001, eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. Amortization of goodwill was $177 for each of the years ended December 31, 2001 and 2000. There was no amortization of goodwill for 1999. The Company is in the process of developing a preliminary estimate of the impact of the adoption of SFAS 142 but has not yet finalized the effect, if any, on its financial statements. The Company has determined that there will be no significant reclassifications between goodwill and other intangible asset balances and no significant impairment of other intangible assets as of January 1, 2002. The Company will complete the impairment requirements by December 31, 2002.

   In October 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superceding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting Principles Board Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business). SFAS 144 also requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed. SFAS 144 retains the basic provisions of (i) APB 30 regarding the presentation of discontinued operations in the statements of income, (ii) SFAS 121 relating to recognition and measurement of impaired long-lived assets
(other than goodwill) and (iii) SFAS 121 relating to the measurement of long-lived assets classified as held for sale. SFAS 144 must be adopted beginning January 1, 2002. The adoption of SFAS 144 by the Company did not have a material impact on the Company's financial statements at the date of adoption.

   Effective October 1, 2000, the Company adopted Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the SEC's views in applying generally accepted accounting principles to revenue recognition in financial statements. The adoption of SAB 101 did not have a material effect on the Company's consolidated financial statements.

   In September 2000, the FASB issued Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125 ("SFAS 140"). SFAS 140 is effective for transfers and extinguishments of liabilities occurring after March 31, 2001 and is effective for disclosures about securitizations and collateral and for recognition and reclassification of collateral for fiscal years ending after December 15, 2000. Adoption of the provisions of SFAS 140 did not have a material effect on the Company's financial statements.

   Effective January 1, 2000, the Company adopted Statement of Position 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that (i) transfer only significant timing risk, (ii) transfer only significant underwriting risk, (iii) transfer neither significant timing nor underwriting risk and (iv) have an indeterminate risk. Adoption of SOP 98-7 did not have a material effect on the Company's financial statements.

                        PARAGON LIFE INSURANCE COMPANY

   Effective January 1, 1999, the Company adopted SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. Adoption of SOP 97-3 did not have a material effect on the Company's financial statements.

   Effective January 1, 1999, the Company adopted SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. Adoption of SOP 98-1 did not have a material effect on the Company's financial statements.

(2) Investments

   The amortized cost and estimated fair value of fixed maturities at December 31, 2001 and 2000 are as follows:

                                                   2001
                                ------------------------------------------
                                            Gross      Gross
                                Amortized unrealized unrealized Estimated
                                  cost      gains      losses   fair value
                                --------- ---------- ---------- ----------
     U.S. Treasury securities..  $ 4,654    $  156     $   27    $ 4,783
     Corporate securities......   65,040     3,942        740     68,242
     Mortgage-backed securities   12,382       747         --     13,129
     Asset-backed securities...      496        20         --        516
                                 -------    ------     ------    -------
                                 $82,572    $4,865     $  767    $86,670
                                 =======    ======     ======    =======

                                                   2000
                                ------------------------------------------
                                            Gross      Gross
                                Amortized unrealized unrealized Estimated
                                  cost      gains      losses   fair value
                                --------- ---------- ---------- ----------
     U.S. Treasury securities..  $ 4,291    $  122     $   --    $ 4,413
     Corporate securities......   64,972     2,135      1,432     65,675
     Mortgage-backed securities   12,784       633         --     13,417
     Asset-backed securities...      493         8         --        501
                                 -------    ------     ------    -------
                                 $82,540    $2,898     $1,432    $84,006
                                 =======    ======     ======    =======

   The amortized cost and estimated fair value of fixed maturities at December 31, 2001, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                  Amortized Estimated
                                                    cost    Fair value
                                                  --------- ----------
         Due in one year or less.................  $ 3,882   $ 3,947
         Due after one year through five years...   15,938    16,740
         Due after five years through ten years..   12,841    13,406
         Due after ten years through twenty years   37,033    38,932
         Asset-backed securities.................      496       516
         Mortgage-backed securities..............   12,382    13,129
                                                   -------   -------
                                                   $82,572   $86,670
                                                   =======   =======

                        PARAGON LIFE INSURANCE COMPANY

   Proceeds from sales of fixed maturities during 2001, 2000 and 1999 were $12,369 and $3,960 and $4,695, respectively. Gross gains of $58 and gross (losses) of $(149) were realized on those sales in 2001. Gross gains of $8 and gross (losses) of $(1,034) were realized on those sales in 2000. Gross gains of $57 were realized on those sales in 1999.

   The sources of net investment income follow:

                                                     Predecessor's
                                                         Basis
                                      2001    2000       1999
                                     ------  ------  -------------
              Fixed Maturities...... $6,681  $6,789     $6,077
              Short-term investments    469     577        486
              Policy loans and other  1,701   1,464      1,244
                                     ------  ------     ------
                                      8,851   8,830      7,807
              Investment expenses...    (67)    (82)       (81)
                                     ------  ------     ------
              Net investment income. $8,784  $8,748     $7,726
                                     ======  ======     ======

   A summary of the components of the net unrealized appreciation
(depreciation) on invested assets carried at fair value is as follows:

                                                               Predecessor's
                                                                   Basis
                                               2001     2000       1999
                                              -------  ------  -------------
   Unrealized appreciation (depreciation):
   Fixed maturities available-for-sale....... $ 4,098  $1,465     $(5,030)
   Deferred policy acquisition costs.........     (70)     --         803
   VOBA......................................  (2,228)   (128)         --
   Deferred income taxes.....................    (630)   (468)      1,479
                                              -------  ------     -------
   Net unrealized appreciation (depreciation) $ 1,170  $  869     $(2,748)
                                              =======  ======     =======

   The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $4,023 and $4,036 at December 31, 2001 and 2000, respectively.

(3) Fair Value Information

   The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2001 and 2000.

                                                   Carrying Estimated
                                                    Value   Fair Value
                                                   -------- ----------
         December 31, 2001:
            Assets
                Fixed maturities.................. $ 86,670  $ 86,670
                Policy loans......................   23,406    23,406
                Separate account assets...........  228,947   228,947
            Liabilities
                Policyholder account balances.....  116,686   116,686
                Separate account liabilities......  228,947   228,947

                        PARAGON LIFE INSURANCE COMPANY

         December 31, 2000:
                                                   Carrying Estimated
                                                    Value   Fair Value
                                                   -------- ----------
            Assets
                Fixed maturities.................. $ 84,006  $ 84,006
                Policy loans......................   20,067    20,067
                Separate account assets...........  241,423   241,423
            Liabilities
                Policyholder account balances.....  107,266   107,266
                Separate account liabilities......  241,423   241,423

(4) Reinsurance

   The Company reinsures certain risks with other insurance companies as the company sets a maximum retention amount (currently $50) to help reduce the loss on any single policy.

   Premiums and related reinsurance amounts for the years ended December 31, 2001, 2000 and 1999 as they relate to transactions with affiliates are summarized as follows:

                                                              Predecessor's
                                                                  Basis
                                               2001    2000       1999
                                              ------- ------- -------------
    Reinsurance transactions with affiliates:
    Premiums for reinsurance ceded........... $19,513 $18,445    $16,869
    Policy benefits ceded....................  20,837  22,130     16,823
    Commissions and expenses ceded...........     538     190        292
    Reinsurance recoverables.................     631   1,617      1,268

   Ceded premiums and benefits to non-affiliates for 2001, 2000 and 1999 were insignificant.

(5) Deferred Policy Acquisition Costs

   A summary of the policy acquisition costs deferred and amortized is as follows:

                                                                        Predecessor's
                                                                            Basis
                                                      2001      2000        1999
                                                     -------  --------  -------------
Balance at beginning of year........................ $ 4,836  $ 24,357     $20,602
Purchase adjustments................................      --   (24,357)         --
Policy acquisition costs deferred...................   6,577     4,836       4,185
Policy acquisition costs amortized..................    (751)       --      (1,631)
Deferred policy acquisition costs relating to change
  in unrealized (gain) loss on investments available
  for sale..........................................     (70)       --       1,201
                                                     -------  --------     -------
Balance at end of year.............................. $10,592  $  4,836     $24,357
                                                     =======  ========     =======

(6) Federal Income Taxes

   The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows:

                                                      Predecessor's
                                                          Basis
                                         2001   2000      1999
                                        ------ ------ -------------
             Current tax expense....... $  801 $  517    $1,030
             Deferred tax expense......  1,097  1,186       469
                                        ------ ------    ------
             Provision for income taxes $1,898 $1,703    $1,499
                                        ====== ======    ======

                        PARAGON LIFE INSURANCE COMPANY

   Income tax expense attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35% to pre-tax income as a result of the following:

                                                        Predecessor's
                                                            Basis
                                           2001   2000      1999
                                          ------ ------ -------------
          Computed "expected" tax expense $1,846 $1,679    $1,489
          Other, net.....................     52     24        10
                                          ------ ------    ------
          Provision for income taxes..... $1,898 $1,703    $1,499
                                          ====== ======    ======

   The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2001, 2000 and 1999 are presented below:

                                                               Predecessor's
                                                                   Basis
                                                2001    2000       1999
                                               ------- ------- -------------
   Deferred tax assets:
      Unearned reinsurance allowances......... $    -- $    --    $  194
      Policy and contract liabilities.........     439     554       583
      Tax capitalization of acquisition costs.   3,084   2,869     2,559
      Purchase adjustment.....................   1,236   1,456        --
      Capital loss carryforwards..............     775      --        --
      Unrealized loss on investments, net.....      --      --     1,479
      Other, net..............................     162     164       359
                                               ------- -------    ------
   Total deferred tax assets.................. $ 5,696 $ 5,043    $5,174
                                               ======= =======    ======
   Deferred tax liabilities:
      Unrealized gain on investments, net..... $   630 $   468    $   --
      VOBA....................................   8,838   9,139        --
      Deferred policy acquisition costs.......   3,753   1,702     8,244
                                               ------- -------    ------
   Total deferred tax liabilities............. $13,221  11,309     8,244
                                               ------- -------    ------
   Net deferred tax liabilities............... $ 7,525 $ 6,266    $3,070
                                               ======= =======    ======

   The Company believes that it is more likely than not that the deferred tax assets established will be realized. At December 31, 2001 and 2000, the Company recognized deferred tax assets associated with capital losses of approximately $775 and $0, respectively, that will expire between 2004 and 2005. However, these capital losses are expected to be utilized during the period allowed.

   The Company has been audited by the Internal Revenue Service for the year through and including 1994. The Company is being audited for the years 1995-2000. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's financial statements.

(7) Related-Party Transactions

   The Company purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 2001, 2000 and 1999 were $3,056, $2,487 and $2,247, respectively. See Note 4 for reinsurance transactions with affiliates.

   The amounts charged by General American are based on agreed-upon amounts that might differ from amounts that would be charged if such services were provided by third parties.

(8) Pension Plan

   Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. Effective January 1, 2001, the Company's employees became

                        PARAGON LIFE INSURANCE COMPANY
employees of Metropolitan Life and most postretirement plans were merged into the postretirement benefit plans of Metlife Inc. The benefits accrued are based on the number of years of service and compensation level of each participant. No pension expense was recognized in 2000 and 1999 due to over-funding of the General American plan.

   In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $123, $459 and $0 for 2001, 2000 and 1999, respectively.

   Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106--Employer's Accounting for Postretirement Benefits Other Than Pensions. The amounts involved are not material.

(9) Statutory Financial Information

   The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting that varies in some respects from GAAP. Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) non-provision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost;
(6) net presentation of reinsurance balances; (7) exclusion of comprehensive income disclosures; and (8) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

   The stockholder's equity (surplus) and net gain from operations of the Company at December 31, 2001, 2000 and 1999, as determined using statutory accounting practices, is summarized as follows:

                                                         2001     2000    1999
                                                        -------  ------- -------
Statutory surplus as reported to regulatory authorities $12,930  $13,751 $13,545
Net gain from operations as reported to regulatory
  authorities.......................................... $  (931) $   835 $   300

                        PARAGON LIFE INSURANCE COMPANY

(10) Dividend Restrictions

   Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends, which can be paid without prior approval of the insurance commissioner, is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 2002 without prior notice or approval is $1,293. Paragon did not pay dividends in 2001, 2000 and 1999.

(11) Risk-Based Capital

   The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital ("RBC") requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

   The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 2001, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(12) Commitments and Contingencies

   The Company leases certain of its facilities and equipment under non-cancelable leases, the majority of which expire March 2003. The future minimum lease obligations under the terms of the leases are summarized as follows:

                         Year ended December 31:
                            2002................ $1,448
                            2003................    748
                            2004................    545
                            2005................    445
                            2006................    395
                                                 ------
                                                 $3,581
                                                 ======

   Rent expense totaled $677, $562 and $507 in 2001, 2000 and 1999, respectively.

   From time to time, the Company is subject to litigation in the normal course of its business. Management does not believe the Company is a party to any such pending litigation which would have a material adverse effect on its future operations.

                        PARAGON LIFE INSURANCE COMPANY

(13) Comprehensive Income/(Loss)

   The following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 2001, 2000 and 1999:

                                                                      2001
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $ 2,546    $ (891)   $ 1,655
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................   (2,170)      759     (1,411)
Plus: reclassification adjustment for losses realized in
  net income............................................       87       (30)        57
                                                          -------    ------    -------
Other comprehensive income..............................  $   463    $ (162)   $   301
                                                          =======    ======    =======

                                                                      2000
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Aount     Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $   438    $ (153)   $   285
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................     (128)       45        (83)
Plus: reclassification adjustment for losses realized in
  net income............................................    1,027      (360)       667
                                                          -------    ------    -------
Other comprehensive income..............................  $ 1,337    $ (468)   $   869
                                                          =======    ======    =======

                                                            Predecessor's Basis 1999
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding losses arising during period.........  $(9,690)   $3,391    $(6,299)
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................    1,199      (420)       779
Less: reclassification adjustment for gains realized in
  net income............................................      (57)       20        (37)
                                                          -------    ------    -------
Other comprehensive loss................................  $(8,548)   $2,991    $(5,557)
                                                          =======    ======    =======

                         Independent Auditors' Report

The Board of Directors
Paragon Life Insurance Company and
  Policyholders of Separate Account D's Individual Variable Universal Life
  Divisions:

   We have audited the statement of assets and liabilities, including the schedule of investments, of the Scudder Money Market, Scudder International, Fidelity Equity-Income, Fidelity Growth, Fidelity Index 500, Fidelity Contrafund, Putnam High Yield, Putnam Voyager, Putnam Income, Putnam New Opportunities, T Rowe Price New America Growth, T Rowe Price Limited-Term Bond, T Rowe Price Personal Strategy Balanced and MFS Emerging Growth Fund Divisions of Paragon Separate Account D's Individual Variable Universal Life Divisions as of December 31, 2001, and the respective related statements of operations and changes in net assets for each of the periods in the two years then ended and the financial highlights as of and for the year ended December 31, 2001. These financial statements and financial highlights are the responsibility of the management of Paragon Separate Account D's Individual Variable Universal Life Divisions. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of operations and changes in net assets for the year ended December 31, 1999 were audited by other auditors whose report dated March 10, 2000 expressed an unqualified opinion on those statements.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and the depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the respective financial positions of the Scudder Money Market, Scudder International, Fidelity Equity-Income, Fidelity Growth, Fidelity Index 500, Fidelity Contrafund, Putnam High Yield, Putnam Voyager, Putnam Income, Putnam New Opportunities, T Rowe Price New America Growth, T Rowe Price Limited-Term Bond, T Rowe Price Personal Stategy Balanced and MFS Emerging Growth Fund Divisions of Paragon Separate Account D's Individual Variable Universal Life Divisions as of December 31, 2001, and the respective results of their operations and the changes in their net assets for each of the periods in the two years then ended and their financial highlights as of and for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

St. Louis, Missouri
April 8, 2002

                                    [GRAPHIC]

        KPMG
  10 South Broadway
  Suite 900
  St Louis, MO 63102-1761
                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
Policyholders of Separate Account D's Individual Variable Universal Life
Divisions:

   We have audited the accompanying statements of operations and changes in net assets of the Scudder Money Market, Scudder International, Fidelity Equity-Income, Fidelity Growth, Fidelity Index 500, Fidelity Contrafund, Putnam High Yield, Putnam Voyager, Putnam Income, Putnam New Opportunities, T. Rowe New American Growth, and MFS Emerging Growth Divisions of Paragon Separate Account D for the period ended December 31, 1999. These Financial statements are the responsibility of the management of Paragon Separate Account D. Our responsibility is to express an opinion of these financial statements based on our audit.

   We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and changes in net assets of the Scudder Money Market, Scudder International, Fidelity Equity-Income, Fidelity Growth, Fidelity Index 500, Fidelity Contrafund, Putnam High Yield, Putnam Voyager, Putnam Income, Putnam New Opportunities, T. Rowe New American Growth, and MFS Emerging Growth Divisions of Paragon Separate Account D for the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

                                          /s/ KPMG LLP

March 10, 2000

[LOGO]
KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association

                          PARAGON SEPARATE ACCOUNT D

                     STATEMENTS OF ASSETS AND LIABILITIES

                               December 31, 2001

                                      Scudder                 Fidelity          Fidelity
                                       Money       Scudder    Equity-  Fidelity  Index    Fidelity    Putnam
                                       Market   International  Income   Growth    500    Contrafund High Yield
                                      Division    Division    Division Division Division  Division   Division
                                      --------  ------------- -------- -------- -------- ---------- ----------
Net Assets:
   Investments at market value (See
    Schedule of Investments)......... $297,411      89,689    171,645  244,508  282,302    43,124     40,397
   Receivable from / (Payable to)
    Paragon Life Insurance Company...      (10)         (3)       (70)     (29)     (73)       (2)        (1)
                                      --------     -------    -------  -------  -------    ------     ------
      Total Net Assets............... $297,401      89,686    171,575  244,479  282,229    43,122     40,396
                                      ========     =======    =======  =======  =======    ======     ======
Net Assets, representing:
   Equity of Contract Owners......... $297,176      89,688    171,578  244,483  282,234    43,123     40,396
   Equity of Paragon Life Insurance
    Company..........................      225          (2)        (3)      (4)      (5)       (1)        --
                                      --------     -------    -------  -------  -------    ------     ------
                                      $297,401      89,686    171,575  244,479  282,229    43,122     40,396
                                      ========     =======    =======  =======  =======    ======     ======
Total Units Held.....................  267,690       7,524      6,610    5,527    2,128     1,843      3,898
Unit Value........................... $   1.11       11.92      25.96    44.24   132.63     23.40      10.36
Cost of Investments.................. $297,411     158,105    182,060  275,844  337,880    48,259     47,122

                                                                        T Rowe                T Rowe
                                                                        Price                 Price
                                                                         New    T Rowe Price Personal   MFS
                                       Putnam    Putnam   Putnam New   America  Limited-Term Strategy Emerging
                                      Voyager    Income  Opportunities  Growth      Bond     Balanced  Growth
                                      Division  Division   Division    Division   Division   Division Division
                                      --------  -------- ------------- -------- ------------ -------- --------
Net Assets:
   Investments at market value....... $208,978  110,595      71,777    104,889     4,186      4,836    74,064
   Receivable from / (Payable to)
    Paragon Life Insurance Company...       (7)      (4)         (2)        (3)       --         --       (66)
                                      --------  -------     -------    -------     -----      -----   -------
      Total Net Assets............... $208,971  110,591      71,775    104,886     4,186      4,836    73,998
                                      ========  =======     =======    =======     =====      =====   =======
Net Assets, representing:
   Equity of Contract Owners......... $208,975  110,593      71,776    104,888     4,176      4,836    74,000
   Equity of Paragon Life Insurance
    Company..........................       (4)      (2)         (1)        (2)       10         --        (2)
                                      --------  -------     -------    -------     -----      -----   -------
                                      $208,971  110,591      71,775    104,886     4,186      4,836    73,998
                                      ========  =======     =======    =======     =====      =====   =======
Total Units Held.....................    4,939    7,704       3,212      5,293       764        325     3,727
Unit Value........................... $  42.31    14.35       22.35      19.82      5.46      14.88     19.86
Cost of Investments.................. $349,728  106,969     125,295    138,399     4,104      4,887   100,298

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT D

                           STATEMENTS OF OPERATIONS

             For the years ended December 31, 2001, 2000 and 1999
                                  Page 1 of 2

                                                         Scudder                   Scudder                 Fidelity
                                                       Money Market             International            Equity-Income
                                                         Division                 Division                 Division
                                                 ------------------------ ------------------------  ----------------------
                                                   2001    2000    1999    2001     2000     1999    2001    2000    1999
                                                 -------- ------- ------- -------  -------  ------  -------  -----  ------
Investment Income:
   Dividend Income.............................. $  7,298   5,609   1,137     393    1,930     102    2,656    291      --
Expenses:
   Mortality and Expense Charge.................    1,515     626     155     732      630     155    1,185    414       6
                                                 -------- ------- ------- -------  -------  ------  -------  -----  ------
      Net Investment Income (Expense)...........    5,783   4,983     982    (339)   1,300     (53)   1,471   (123)     (6)
Net Realized Gain on Investments:
   Realized Gain Distributions..................       --      --      --  18,419    6,686   1,438    7,464    737      --
   Proceeds from Sales..........................  248,002 293,093 141,445   8,134    8,574     467   12,242  2,500  10,184
   Cost of Investments Sold.....................  248,002 293,093 141,445  12,749    9,336     421   12,809  2,493  10,163
                                                 -------- ------- ------- -------  -------  ------  -------  -----  ------
      Net Realized Gain on Investments..........       --      --      --  13,804    5,924   1,484    6,897    744      21
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year.....       --      --      -- (16,152)  11,594     724    7,211      2      --
   Unrealized (Loss) Gain End of Year...........       --      --      -- (68,416) (16,152) 11,594  (10,415) 7,215       2
                                                 -------- ------- ------- -------  -------  ------  -------  -----  ------
   Net Unrealized (Loss) Gain on Investments....       --      --      -- (52,264) (27,746) 10,870  (17,626) 7,213       2
                                                 -------- ------- ------- -------  -------  ------  -------  -----  ------
      Net (Loss) Gain on Investments............       --      --      -- (38,460) (21,822) 12,354  (10,729) 7,957      23
                                                 -------- ------- ------- -------  -------  ------  -------  -----  ------
Increase (Decrease) in Net Assets Resulting from
 Operations..................................... $  5,783   4,983     982 (38,799) (20,522) 12,301   (9,258) 7,834      17
                                                 ======== ======= ======= =======  =======  ======  =======  =====  ======

                                                        Fidelity
                                                         Growth
                                                        Division
                                                 -----------------------
                                                  2001     2001    1999
                                                 -------  -------  -----
Investment Income:
   Dividend Income..............................      98    2,917    484
Expenses:
   Mortality and Expense Charge.................   1,096      461    112
                                                 -------  -------  -----
      Net Investment Income (Expense)...........    (998)   2,456    372
Net Realized Gain on Investments:
   Realized Gain Distributions..................   9,178    3,212    913
   Proceeds from Sales..........................  18,751   37,213    476
   Cost of Investments Sold.....................  23,533   34,980    425
                                                 -------  -------  -----
      Net Realized Gain on Investments..........   4,396    5,445    964
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year.....  (9,825)   5,724  1,278
   Unrealized (Loss) Gain End of Year........... (31,336)  (9,825) 5,724
                                                 -------  -------  -----
   Net Unrealized (Loss) Gain on Investments.... (21,511) (15,549) 4,446
                                                 -------  -------  -----
      Net (Loss) Gain on Investments............ (17,115) (10,104) 5,410
                                                 -------  -------  -----
Increase (Decrease) in Net Assets Resulting from
 Operations..................................... (18,113)  (7,648) 5,782
                                                 =======  =======  =====

                                                            Fidelity                  Fidelity               Putnam
                                                            Index 500                Contrafund            High Yield
                                                            Division                  Division              Division
                                                   --------------------------  ---------------------  -------------------
                                                     2001     2000     1999     2001    2000   1999    2001    2000   1999
                                                   --------  -------  -------  ------  ------  -----  ------  ------  ----
Investment Income:
   Dividend Income................................ $  3,161    2,122      370     197     535     --   5,226     835   --
Expenses:
   Mortality and Expense Charge...................    2,203    1,396      611     278     136     62     289     119   15
                                                   --------  -------  -------  ------  ------  -----  ------  ------  ---
      Net Investment Income (Expense).............      958      726     (241)    (81)    399    (62)  4,937     716  (15)
Net Realized Gain (Loss) on Investments:
   Realized Gain Distributions....................       --      874      167     695   1,263     --      --      --   --
   Proceeds from Sales............................   35,300  275,709  128,000  10,405   5,193    170   2,305     588   58
   Cost of Investments Sold.......................   43,771  266,793  117,989  11,654   5,211    164   2,704     627   58
                                                   --------  -------  -------  ------  ------  -----  ------  ------  ---
      Net Realized (Loss) Gain on Investments.....   (8,471)   9,790   10,178    (554)  1,245      6    (399)    (39)  --
Net Unrealized Gain (Loss) on Investments:
   Unrealized Gain (Loss) Beginning of Year.......  (21,116)  11,881    2,064  (1,526)  1,944     --  (3,275)    160   --
   Unrealized Gain (Loss) End of Year.............  (55,578) (21,116)  11,881  (5,135) (1,526) 1,944  (6,725) (3,275) 160
                                                   --------  -------  -------  ------  ------  -----  ------  ------  ---
   Net Unrealized Gain (Loss) on Investments......  (34,462) (32,997)   9,817  (3,609) (3,470) 1,944  (3,450) (3,435) 160
                                                   --------  -------  -------  ------  ------  -----  ------  ------  ---
      Net (Loss) Gain on Investments..............  (42,933) (23,207)  19,995  (4,163) (2,225) 1,950  (3,849) (3,474) 160
                                                   --------  -------  -------  ------  ------  -----  ------  ------  ---
(Decrease) Increase in Net Assets Resulting from
 Operations....................................... $(41,975) (22,481)  19,754  (4,244) (1,826) 1,888   1,088  (2,758) 145
                                                   ========  =======  =======  ======  ======  =====  ======  ======  ===

                                                           Putnam
                                                           Voyager
                                                          Division
                                                   ----------------------
                                                     2001     2001    1999
                                                   --------  -------  ----
Investment Income:
   Dividend Income................................    3,122    1,444   --
Expenses:
   Mortality and Expense Charge...................    1,673    1,014    1
                                                   --------  -------  ---
      Net Investment Income (Expense).............    1,449      430   (1)
Net Realized Gain (Loss) on Investments:
   Realized Gain Distributions....................   51,608    4,841   --
   Proceeds from Sales............................   30,923    8,825   18
   Cost of Investments Sold.......................   51,683    9,244   17
                                                   --------  -------  ---
      Net Realized (Loss) Gain on Investments.....   30,848    4,422    1
Net Unrealized Gain (Loss) on Investments:
   Unrealized Gain (Loss) Beginning of Year.......  (45,647)     340   --
   Unrealized Gain (Loss) End of Year............. (140,750) (45,647) 340
                                                   --------  -------  ---
   Net Unrealized Gain (Loss) on Investments......  (95,103) (45,987) 340
                                                   --------  -------  ---
      Net (Loss) Gain on Investments..............  (64,255) (41,565) 341
                                                   --------  -------  ---
(Decrease) Increase in Net Assets Resulting from
 Operations.......................................  (62,806) (41,135) 340
                                                   ========  =======  ===

                          PARAGON SEPARATE ACCOUNT D
                           STATEMENTS OF OPERATIONS

For the Years Ended December 31, 2001, 2000 and 1999


                                  Page 2 of 2

                                                     Putnam New              T. Rowe Price       T. Rowe Price
                             Putnam Income          Opportunities             New America         Limited-Term
                                Division              Division              Growth Division      Bond Division
                           -----------------  ------------------------  ------------------------ --------------
                            2001  2000   1999  2001     2000     1999    2001     2000     1999  2001 2000 1999
                           ------ -----  ---- -------  -------  ------  -------  -------  ------ ---- ---- ----
Investment Income:
   Dividend Income........ $5,955   410   --       --      410      --       --       --      -- 168   73   --
Expenses:
   Mortality and Expense
    Charge................    743   214   15      531      436     120      788      198      --  37    8   --

                           ------ -----  ---  -------  -------  ------  -------  -------  ------ ---  ---   --
      Net Investment
       Income
       (Expense)..........  5,212   196  (15)    (531)     (26)   (120)    (788)    (198)     -- 131   65   --
Net Realized Gain (Loss)
 on Investments:
   Realized Gain
    Distributions.........     --    --   --   11,936    2,798     184    1,791   12,636     748  --   --   --
   Proceeds from Sales....  3,254   679   78    7,862    1,998     425    9,013    4,066  11,551 944  452   --
   Cost of Investments
    Sold..................  3,191   685   78   13,612    1,706     328   12,253    4,175  12,155 919  449   --

                           ------ -----  ---  -------  -------  ------  -------  -------  ------ ---  ---   --
      Net Realized
       Gain (Loss) on
       Investments........     63    (6)  --    6,186    3,090     281   (1,449)  12,527     144  25    3   --
Net Unrealized Gain (Loss)
 on Investments:
   Unrealized Gain
    (Loss) Beginning of
    Year..................  2,685   (23)  --  (20,621)  13,686   1,925  (20,337)      10      --  --   --   --
   Unrealized Gain
    (Loss) End of Year....  3,626 2,685  (23) (53,518) (20,621) 13,686  (33,510) (20,337)     10  82   43   --

                           ------ -----  ---  -------  -------  ------  -------  -------  ------ ---  ---   --
   Net Unrealized Gain
    (Loss) on
    Investments...........    941 2,708  (23) (32,897) (34,307) 11,761  (13,173) (20,347)     10  82   43   --

                           ------ -----  ---  -------  -------  ------  -------  -------  ------ ---  ---   --
      Net Gain (Loss)
       on Investments.....  1,004 2,702  (23) (26,711) (31,217) 12,042  (14,622)  (7,820)    154 107   46   --

                           ------ -----  ---  -------  -------  ------  -------  -------  ------ ---  ---   --
Increase (Decrease) in Net
 Assets Resulting from
 Operations............... $6,216 2,898  (38) (27,242) (31,243) 11,922  (15,410)  (8,018)    154 238  111   --

                           ====== =====  ===  =======  =======  ======  =======  =======  ====== ===  ===   ==

                                                              T. Rowe Price
                                                            Personal Strategy    MFS Emerging Growth
                                                            Balanced Division         Division
                                                            ----------------- ------------------------
                                                            2001    2000 1999  2001     2000     1999
                                                            ----    ---- ---- -------  -------  ------
Investment Income:
   Dividend Income......................................... 116      --   --       --    2,505      --
Expenses:
   Mortality and Expense Charge............................  27      --   --      528      614     246

                                                            ---      --   --  -------  -------  ------
     Net Investment Income (Expense).......................  89      --   --     (528)   1,891    (246)
Net Realized Gain (Loss) on Investments:
   Realized Gain Distributions.............................  --      --   --    4,195    1,890      --
   Proceeds from Sales..................................... 358      35   --   10,013    2,493     581
   Cost of Investments Sold................................ 366      35   --   14,060    1,849     448

                                                            ---      --   --  -------  -------  ------
      Net Realized (Loss) Gain on Investments..............  (8)     --   --      148    2,534     133
Net Unrealized Gain (Loss) on Investments:
   Unrealized Gain (Loss) Beginning of Year................  --      --   --    4,994   30,191   3,411
   Unrealized (Loss) Gain End of Year...................... (51)     --   --  (26,234)   4,994  30,191

                                                            ---      --   --  -------  -------  ------
   Net Unrealized (Loss) Gain on Investments............... (51)     --   --  (31,228) (25,197) 26,780

                                                            ---      --   --  -------  -------  ------
      Net (Loss) Gain on Investments....................... (59)     --   --  (31,080) (22,663) 26,913

                                                            ---      --   --  -------  -------  ------
Increase (Decrease) in Net Assets Resulting from Operations  30      --   --  (31,608) (20,772) 26,667

                                                            ===      ==   ==  =======  =======  ======

                          PARAGON SEPARATE ACCOUNT D

                      STATEMENTS OF CHANGES IN NET ASSETS

             For the Years ended December 31, 2001, 2000 and 1999

                                         Scudder                    Scudder                  Fidelity
                                       Money Market              International            Equity-Income
                                         Division                  Division                  Division
                                -------------------------  ------------------------  -----------------------
                                  2001     2000     1999    2001     2000     1999    2001     2000    1999
                                --------  -------  ------  -------  -------  ------  -------  -------  -----
Operations:
  Net Investment Income
   (Expense)................... $  5,783    4,983     982     (339)   1,300     (53)   1,471     (123)    (6)
  Net Realized Gain (Loss) on
   Investments.................       --       --      --   13,804    5,924   1,484    6,897      744     21
  Net Unrealized (Loss) Gain
   on Investments..............       --       --      --  (52,264) (27,746) 10,870  (17,626)   7,213      2
                                --------  -------  ------  -------  -------  ------  -------  -------  -----
   Increase (Decrease) in Net
    Assets Resulting from
    Operations.................    5,783    4,983     982  (38,799) (20,522) 12,301   (9,258)   7,834     17
   Net Deposits into the
    Separate Account...........  170,071   32,913  82,669   16,638   79,321  25,823   20,186  149,009  3,787
                                --------  -------  ------  -------  -------  ------  -------  -------  -----
   Increase (Decrease) in Net
    Assets.....................  175,854   37,896  83,651  (22,161)  58,799  38,124   10,928  156,843  3,804
Net Assets, Beginning of Year..  121,547   83,651      --  111,847   53,048  14,924  160,647    3,804     --
                                --------  -------  ------  -------  -------  ------  -------  -------  -----
Net Assets, End of Year........ $297,401  121,547  83,651   89,686  111,847  53,048  171,575  160,647  3,804
                                ========  =======  ======  =======  =======  ======  =======  =======  =====

                                         Fidelity                   Putnam                    Putnam
                                        Contrafund                High Yield                 Voyager
                                         Division                  Division                  Division
                                -------------------------  ------------------------  -----------------------
                                  2001     2000     1999    2001     2000     1999    2001     2000    1999
                                --------  -------  ------  -------  -------  ------  -------  -------  -----
Operations:
  Net Investment (Expense)
   Income...................... $    (81)     399     (62)   4,937      716     (15)   1,449      430     (1)
  Net Realized (Loss) Gain on
   Investments.................     (554)   1,245       6     (399)     (39)     --   30,848    4,422      1
  Net Unrealized (Loss) Gain
   on Investments..............   (3,609)  (3,470)  1,944   (3,450)  (3,435)    160  (95,103) (45,987)   340
                                --------  -------  ------  -------  -------  ------  -------  -------  -----
   (Decrease) Increase in Net
    Assets Resulting from
    Operations.................   (4,244)  (1,826)  1,888    1,088   (2,758)    145  (62,806) (41,135)   340
   Net Deposits into the
    Separate Account...........   20,248   15,078  11,978    3,815   32,338   5,768   10,448  296,903  5,221
                                --------  -------  ------  -------  -------  ------  -------  -------  -----
   Increase (Decrease) in Net
    Assets.....................   16,004   13,252  13,866    4,903   29,580   5,913  (52,358) 255,768  5,561
Net Assets, Beginning of Year..   27,118   13,866      --   35,493    5,913      --  261,329    5,561     --
                                --------  -------  ------  -------  -------  ------  -------  -------  -----
Net Assets, End of Year........ $ 43,122   27,118  13,866   40,396   35,493   5,913  208,971  261,329  5,561
                                ========  =======  ======  =======  =======  ======  =======  =======  =====

                                       T Rowe Price              T Rowe Price              T Rowe Price
                                    New America Growth           Limited Term           Personal Strategy
                                         Division                Bond Division          Balanced Division
                                -------------------------  ------------------------  -----------------------
                                  2001     2000     1999    2001     2000     1999    2001     2000    1999
                                --------  -------  ------  -------  -------  ------  -------  -------  -----
Operations:
  Net Investment (Expense)
   Income...................... $   (788)    (198)     --      131       65      --       89       --     --
  Net Realized (Loss) Gain on
   Investments.................   (1,449)  12,527     144       25        3      --       (8)      --     --
  Net Unrealized (Loss) Gain
   on Investments..............  (13,173) (20,347)     10       82       43      --      (51)      --     --
                                --------  -------  ------  -------  -------  ------  -------  -------  -----
   (Decrease) Increase in Net
    Assets Resulting from
    Operations.................  (15,410)  (8,018)    154      238      111      --       30       --     --
   Net Deposits into the
    Separate Account...........    4,592  122,688     880    1,279    2,558      --    4,806       --     --
                                --------  -------  ------  -------  -------  ------  -------  -------  -----
   (Decrease) Increase in Net
    Assets.....................  (10,818) 114,670   1,034    1,517    2,669      --    4,836       --     --
Net Assets, Beginning of Year..  115,704    1,034      --    2,669       --      --       --       --     --
                                --------  -------  ------  -------  -------  ------  -------  -------  -----
Net Assets, End of Year........ $104,886  115,704   1,034    4,186    2,669      --    4,836       --     --
                                ========  =======  ======  =======  =======  ======  =======  =======  =====

                                        Fidelity                   Fidelity
                                         Growth                   Index 500
                                        Division                   Division
                                ------------------------  -------------------------
                                 2001     2000     1999    2001     2000     1999
                                -------  -------  ------  -------  -------  -------
Operations:
  Net Investment Income
   (Expense)...................    (998)   2,456     372      958      726     (241)
  Net Realized Gain (Loss) on
   Investments.................   4,396    5,445     964   (8,471)   9,790   10,178
  Net Unrealized (Loss) Gain
   on Investments.............. (21,511) (15,549)  4,446  (34,462) (32,997)   9,817
                                -------  -------  ------  -------  -------  -------
   Increase (Decrease) in Net
    Assets Resulting from
    Operations................. (18,113)  (7,648)  5,782  (41,975) (22,481)  19,754
   Net Deposits into the
    Separate Account........... 189,020   33,915  29,240   28,781  143,397  122,294
                                -------  -------  ------  -------  -------  -------
   Increase (Decrease) in Net
    Assets..................... 170,907   26,267  35,022  (13,194) 120,916  142,048
Net Assets, Beginning of Year..  73,572   47,305  12,283  295,423  174,507   32,459
                                -------  -------  ------  -------  -------  -------
Net Assets, End of Year........ 244,479   73,572  47,305  282,229  295,423  174,507
                                =======  =======  ======  =======  =======  =======

                                         Putnam                   Putnam New
                                         Income                 Opportunities
                                        Division                   Division
                                ------------------------  -------------------------
                                 2001     2000     1999    2001     2000     1999
                                -------  -------  ------  -------  -------  -------
Operations:
  Net Investment (Expense)
   Income......................   5,212      196     (15)    (531)     (26)    (120)
  Net Realized (Loss) Gain on
   Investments.................      63       (6)     --    6,186    3,090      281
  Net Unrealized (Loss) Gain
   on Investments..............     941    2,708     (23) (32,897) (34,307)  11,761
                                -------  -------  ------  -------  -------  -------
   (Decrease) Increase in Net
    Assets Resulting from
    Operations.................   6,216    2,898     (38) (27,242) (31,243)  11,922
   Net Deposits into the
    Separate Account...........  24,480   71,273   5,762   21,391   73,587   10,430
                                -------  -------  ------  -------  -------  -------
   Increase (Decrease) in Net
    Assets.....................  30,696   74,171   5,724   (5,851)  42,344   22,352
Net Assets, Beginning of Year..  79,895    5,724      --   77,626   35,282   12,930
                                -------  -------  ------  -------  -------  -------
Net Assets, End of Year........ 110,591   79,895   5,724   71,775   77,626   35,282
                                =======  =======  ======  =======  =======  =======

                                           MFS
                                     Emerging Growth
                                        Division
                                ------------------------
                                 2001     2000     1999
                                -------  -------  ------
Operations:
  Net Investment (Expense)
   Income......................    (528)   1,891    (246)
  Net Realized (Loss) Gain on
   Investments.................     148    2,534     133
  Net Unrealized (Loss) Gain
   on Investments.............. (31,228) (25,197) 26,780
                                -------  -------  ------
   (Decrease) Increase in Net
    Assets Resulting from
    Operations................. (31,608) (20,772) 26,667
   Net Deposits into the
    Separate Account...........  22,033   35,196  21,677
                                -------  -------  ------
   (Decrease) Increase in Net
    Assets.....................  (9,575)  14,424  48,344
Net Assets, Beginning of Year..  83,573   69,149  20,805
                                -------  -------  ------
Net Assets, End of Year........  73,998   83,573  69,149
                                =======  =======  ======

                          PARAGON SEPARATE ACCOUNT D

                         Notes to Financial Statements

                               December 31, 2001

(1) Organization

   Paragon Life Insurance Company (Paragon) established Paragon Separate Account D on March 17, 1998. Paragon Separate Account D (the Separate Account) commenced operations on May 1, 1998 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account receives and invests net premiums for flexible premium individual variable life insurance policies that are issued by Paragon. The Separate Account is divided into fourteen Fund Divisions (the Divisions) which invest exclusively in corresponding shares of Scudder Variable Life Investment Fund (Scudder), Fidelity Variable Insurance Products Fund (Fidelity VIPI), Fidelity Variable Insurance Products Fund II (Fidelity VIPII), Putnam Variable Trust (Putnam), T Rowe Price Equity Series, Inc. (T.R. Price I), T Rowe Price Fixed Income Series, Inc. (T.R. Price II) and MFS Variable Insurance Trust (MFS), open-end, diversified management investment companies. These funds are the Scudder Money Market, Scudder International, Fidelity Equity-Income, Fidelity Growth, Fidelity Index 500, Fidelity Contrafund, Putnam High Yield, Putnam Voyager, Putnam Income, Putnam New Opportunities, T Rowe Price New America Growth, T Rowe Price Limited-Term Bond, T Rowe Price Personal Strategy Balanced and MFS Emerging Growth. Policyholders have the option of directing their premium payments into any or all of the Divisions.

(2) Significant Accounting Policies

   The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

  Investments

   The investments of the respective Divisions of the Separate Account in the Funds of Scudder, Fidelity VIPI, Fidelity VIPII, Putnam, T.R. Price I, T.R. Price II and MFS are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Divisions of the the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends and capital gain distributions are recorded on the ex-dividend date and are immediately reinvested.

  Federal Income Taxes

   The operations of the Separate Account, including its Divisions are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

  Use of Estimates

   The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) Policy Charges

   Charges are deducted from the respective Divisions of the Separate Account in accordance with the provisions of the policies to compensate Paragon for providing the insurance benefits set forth in the contracts

                          PARAGON SEPARATE ACCOUNT D
and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

  Premium Expense Charge

   Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and is equal to 1.25% of the premium paid during the first ten policy years. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some policies have a premium tax assessment equal to 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

  Monthly Expense Charge

   Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge is $3.50 per month.

  Cost of Insurance

   The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

  Optional Rider Benefits Charge

   The optional benefits charge is a monthly deduction for any additional benefits provided by policy riders.

  Mortality and Expense Charge

   In addition to the above, the contract authorizes a daily charge against the operations of each division made for the mortality and expense risks assumed by Paragon. Paragon is authorized to deduct a daily charge from the Divisions of the Separate Account at the rate of .0020471% of the net assets of each division of the Separate Account which equals an annual rate of .75% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                          PARAGON SEPARATE ACCOUNT D

(4) Purchases and Sales

   For the years ended December 31, 2001, 2000 and 1999

                  Scudder                Scudder              Fidelity              Fidelity                     Fidelity
                Money Market          International         Equity-Income            Growth                     Index 500
                  Division               Division             Division              Division                     Division
          ------------------------ -------------------- --------------------- ---------------------       ----------------------
            2001    2000    1999    2001   2000   1999   2001   2000    1999   2001    2000         1999   2001   2000    1999
          -------- ------- ------- ------ ------ ------ ------ ------- ------ ------- ------       ------ ------ ------- -------
Purchases $416,490 325,458 223,959 23,976 87,333 26,136 31,220 151,193 13,965 206,659 70,711       29,605 61,765 417,896 249,683
Sales.... $248,002 293,093 141,445  8,134  8,574    467 12,242   2,500 10,184  18,751 37,213          476 35,300 275,709 128,000

                  Fidelity                Putnam               Putnam                Putnam                     Putnam New
                 Contrafund             High Yield             Voyager               Income                   Opportunities
                  Division               Division             Division              Division                     Division
          ------------------------ -------------------- --------------------- ---------------------       ----------------------
            2001    2000    1999    2001   2000   1999   2001   2000    1999   2001    2000         1999   2001   2000    1999
          -------- ------- ------- ------ ------ ------ ------ ------- ------ ------- ------       ------ ------ ------- -------
Purchases $ 30,360  20,152  12,086  5,811 32,827  5,811 39,538 304,881  5,238  26,945 71,787        5,825 28,672  75,200  10,736
Sales.... $ 10,405   5,193     170  2,305    588     58 30,923   8,825     18   3,254    679           78  7,862   1,998     425

                T Rowe Price           T Rowe Price         T Rowe Price               MFS
                New America            Limited-Term       Personal Strategy      Emerging Growth
              Growth Division         Bond Division       Balanced Division         Division
          ------------------------ -------------------- --------------------- ---------------------
            2001    2000    1999    2001   2000   1999   2001   2000    1999   2001    2000         1999
          -------- ------- ------- ------ ------ ------ ------ ------- ------ ------- ------       ------
Purchases $ 12,748 126,629  12,431  2,227  3,004     --  5,137      35     --  31,531 37,127       22,012
Sales.... $  9,013   4,066  11,551    944    452     --    358      35     --  10,013  2,493          581

   The purchases above do not include dividends and realized gains from distributions that have been reinvested into the respective divisions.

                          PARAGON SEPARATE ACCOUNT D

(5) Accumulation of Unit Activity

   The following is a reconciliation of the accumulation of unit activity for the years ended December 31, 2001, 2000, and 1999:

                              Scudder              Scudder          Fidelity         Fidelity         Fidelity
                           Money Market         International    Equity-Income        Growth          Index 500
                             Division             Division          Division         Division         Division
                      ----------------------- ----------------- ---------------- ---------------- -----------------
                       2001    2000    1999   2001  2000  1999  2001  2000  1999 2001  2000  1999 2001  2000  1999
                      ------- ------- ------- ----- ----- ----- ----- ----- ---- ----- ----- ---- ----- ----- -----
Net Increase
 (Decrease) in Units
   Deposits.......... 338,631 310,168 222,038 1,501 4,490 1,367   978 5,777 535  4,476 1,153 505    395 2,545 1,587
   Withdrawals....... 163,860 279,130 140,157   417   423    19   208    86 386    309   565   7    211 1,633   785
                      ------- ------- ------- ----- ----- ----- ----- ----- ---  ----- ----- ---  ----- ----- -----
Net Increase in Units 154,771  31,038  81,881 1,084 4,067 1,348   770 5,691 149  4,167   588 498    184   912   802
Outstanding Units,
 Beginning of Year... 112,919  81,881      -- 6,440 2,373 1,025 5,840   149  --  1,360   772 274  1,944 1,032   230
                      ------- ------- ------- ----- ----- ----- ----- ----- ---  ----- ----- ---  ----- ----- -----
Outstanding Units,
 End of Year......... 267,690 112,919  81,881 7,524 6,440 2,373 6,610 5,840 149  5,527 1,360 772  2,128 1,944 1,032
                      ======= ======= ======= ===== ===== ===== ===== ===== ===  ===== ===== ===  ===== ===== =====

                             Fidelity              Putnam            Putnam           Putnam           Putnam
                            Contrafund           High Yield         Voyager           Income      New Opportunities
                             Division             Division          Division         Division         Division
                      ----------------------- ----------------- ---------------- ---------------- -----------------
                       2001    2000    1999   2001  2000  1999  2001  2000  1999 2001  2000  1999 2001  2000  1999
                      ------- ------- ------- ----- ----- ----- ----- ----- ---- ----- ----- ---- ----- ----- -----
Net Increase
 (Decrease) in Units
   Deposits..........     936     710     483   455 3,043   539   766 4,811  84  1,865 5,523 463  1,035 1,649   318
   Withdrawals.......     103     178       5    89    45     5   595   127  --    102    40   5    237    39    10
                      ------- ------- ------- ----- ----- ----- ----- ----- ---  ----- ----- ---  ----- ----- -----
Net Increase in Units     833     532     478   366 2,998   534   171 4,684  84  1,763 5,483 458    798 1,610   308
Outstanding Units,
 Beginning of Year...   1,010     478      -- 3,532   534    -- 4,768    84  --  5,941   458  --  2,414   804   496

                      ------- ------- ------- ----- ----- ----- ----- ----- ---  ----- ----- ---  ----- ----- -----
Outstanding Units,
 End of Year.........   1,843   1,010     478 3,898 3,532   534 4,939 4,768  84  7,704 5,941 458  3,212 2,414   804

                      ======= ======= ======= ===== ===== ===== ===== ===== ===  ===== ===== ===  ===== ===== =====

                         T.R. Price      T.R. Price      T.R. Price            MFS
                        New America     Limited-Term  Personal Strategy  Emerging Growth
                      Growth Division  Bond Division  Balanced Division     Division
                      ---------------- -------------- ----------------- -----------------
                      2001  2000  1999 2001 2000 1999 2001    2000 1999 2001  2000  1999
                      ----- ----- ---- ---- ---- ---- ----    ---- ---- ----- ----- -----
Net Increase
 (Decrease) in Units                     .
   Deposits..........   574 5,177 477  378  610   --  344       2   --  1,299 1,000   879
   Withdrawals.......   309   158 468  132   92   --   19       2   --    351    55    14
                      ----- ----- ---  ---  ---   --  ---      --   --  ----- ----- -----
Net Increase in Units   265 5,019   9  246  518   --  325      --   --    948   945   865
Outstanding Units,
 Beginning of Year... 5,028     9  --  518   --   --   --      --   --  2,779 1,834   969
                      ----- ----- ---  ---  ---   --  ---      --   --  ----- ----- -----
Outstanding Units,
 End of Year......... 5,293 5,028   9  764  518   --  325      --   --  3,727 2,779 1,834
                      ===== ===== ===  ===  ===   ==  ===      ==   ==  ===== ===== =====

                          PARAGON SEPARATE ACCOUNT D

                            SCHEDULE OF INVESTMENTS

                               December 31, 2001

                                                         Number    Market
                                                        of Shares  Value     Cost
                                                        --------- -------- --------
Scudder Variable Life Investment Fund:
   Scudder Money Market Portfolio......................  297,411  $297,411 $297,411
   Scudder International Portfolio.....................   11,142    89,689  158,105
Fidelity Variable Insurance Products Fund:
   Fidelity Equity-Income Portfolio....................    7,545   171,645  182,060
   Fidelity Growth Portfolio...........................    7,275   244,508  275,844
Fidelity Variable Insurance Products Fund II:
   Fidelity Index 500 Portfolio........................    2,170   282,302  337,880
   Fidelity Contrafund Portfolio.......................    2,142    43,124   48,259
Putnam Variable Trust:
   Putnam High Yield Fund..............................    5,006    40,397   47,122
   Putnam Voyager Fund.................................    7,276   208,978  349,728
   Putnam Income Fund..................................    8,743   110,595  106,969
   Putnam New Opportunities Fund.......................    4,306    71,777  125,295
T.Rowe Price Fixed Income Series, Inc.:
   T.Rowe Price New America Growth Portfolio...........    5,789   104,889  138,399
   T.Rowe Price Limited Term Bond Portfolio............      827     4,186    4,104
   T.Rowe Price Personal Strategy Balanced Portfolio...      329     4,836    4,887
MFS Variable Insurance Trust:
   MFS Emerging Growth Series..........................    4,119    74,064  100,298

                          PARAGON SEPARATE ACCOUNT D

                             FINANCIAL HIGHLIGHTS

                               December 31, 2001

                                          Total                       Investment
                                          Units  Unit Fair              Income   Expense   Total
                                          Held     Value   Net Assets   Ratio*   Ratio*  Return***
                                         ------- --------- ---------- ---------- ------- ---------
Scudder Money Market Division........... 267,690  $  1.11   $297,401     2.86%    0.75%     2.78%
Scudder International Division..........   7,524    11.92     89,686     0.40%    0.75%  (31.38)%
Fidelity Equity-Income Division.........   6,610    25.96    171,575     1.64%    0.75%   (5.63)%
Fidelity Growth Division................   5,527    44.24    244,479     0.06%    0.75%  (18.24)%
Fidelity Index 500 Division.............   2,128   132.63    282,229     1.10%    0.75%  (12.74)%
Fidelity Contrafund Division............   1,843    23.40     43,122     0.52%    0.75%  (12.88)%
Putnam High Yield Division..............   3,898    10.36     40,396    13.43%    0.75%     3.08%
Putnam Voyager Division.................   4,939    42.31    208,971     1.38%    0.75%  (22.81)%
Putnam Income Division..................   7,704    14.35    110,591     5.76%    0.75%     6.70%
Putnam New Opportunities Division.......   3,212    22.35     71,775     0.00%    0.75%  (30.50)%
T Rowe Price New America Growth Division   5,293    19.82    104,886     0.00%    0.75%  (13.86)%
T Rowe Price Limited-Term Bond Division.     764     5.46      4,186     5.11%    0.75%     6.23%
T Rowe Price Personal Strategy Balanced
  Division..............................     325    14.88      4,836     2.79%    0.75%   (0.73)%
MFS Emerging Growth Division............   3,727    19.86     73,998     0.00%    0.75%  (33.95)%

--------
* These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. For periods in which a Fund Division commenced or ceased operations, the investment income ratio is not annualized.
** These ratios represent the annualized contract expenses of each of the Fund
   Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                  APPENDIX A

                Illustrations of Death Benefits and Cash Values

   The following tables illustrate how the Cash Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

   The tables illustrate a Policy with Death Benefit Option B issued to an Insured Male, age 40, in a nonsmoker rate class as well as an Insured, age 50, in a nonsmoker rate class. This assumes the monthly administrative charge of $3.50. If the Insured falls into a smoker rate class, the Cash Values, and Death Benefits would be lower than those shown in the tables.

   The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described below and monthly charges for the cost of insurance based on the guaranteed rate. For fully underwritten and simplified issue Policies which are not in a substandard risk class, the guaranteed cost of insurance rates are equal to 100% of the rates set forth in the male/female smoker/nonsmoker 1980 CSO Mortality Tables (1980 CSO Table SA, 1980 CSO Table NA, 1980 CSO Table SG, and 1980 CSO Table
NG), age last birthday. Higher rates apply if the Insured is determined to be in a substandard risk class. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance. The illustrations of Death Benefits reflect the above assumptions.


   The amounts shown for the Cash Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a maximum .75% charge for mortality and expense risk, an assumed combined investment advisory fee (representing the average of the fees incurred by the Funds in which the Divisions invest) and the Funds' expenses (based on the average of the actual expenses incurred in fiscal year 2001) of .679%. These charges take into account expense reimbursement arrangements expected to be in place for 2002 for some of the Funds. In the absence of the reimbursement arrangements for some of the Funds, the charges would have totaled an average of .690%. See the respective Fund prospectus for details. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of (-1.429% 4.571% and 10.571%), respectively.


   The hypothetical values shown in the tables reflect all fees and charges under the Policy, including the premium expense charge, the premium tax charge, and all components of the monthly deduction. They do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, or 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (See "Federal Tax Matters.")

   The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy Loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

   Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, sex, and rate class, the Face Amount and premium requested and the proposed frequency of premium payments.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

      FACE AMOUNT OF COVERAGE: $750,000        AGE: 40  MALE  NONSMOKER
      DEATH BENEFIT OPTION: B                  ANNUAL PREMIUM: $13,500.00
      PREMIUM EXPENSE CHARGE: 1.25% (yrs 1-10)
      PREMIUM TAX: 2.25%


                        FOR SEPARATE ACCOUNT D--A HYPOTHETICAL GROSS
                    ANNUAL RATE OF RETURN AT 0.00% (NET RATE AT --1.429%)
      -             -----------------------------------------------------
                            GUARANTEED*                 CURRENT**
      -             --------------------------- -------------------------
             PREM       CASH          DEATH        CASH         DEATH
       YR  AT 5.00%     VALUE        BENEFIT       VALUE       BENEFIT
       --  --------   --------      --------      --------     --------
         1 $ 14,175 $ 11,037      $761,037      $ 11,998     $761,998
         2   29,058   21,783       771,783        23,825      773,825
         3   44,686   32,233       782,233        35,395      785,395
         4   61,096   42,374       792,374        46,709      796,709
         5   78,325   52,201       802,201        57,774      807,774
         6   96,417   61,692       811,692        68,502      818,502
         7  115,412   70,843       820,843        78,899      828,899
         8  135,358   79,641       829,641        89,059      839,059
         9  156,301   88,072       838,072        98,895      848,895
        10  178,291   96,117       846,117       108,502      858,502
        11  201,381  103,901       853,901       117,961      867,961
        12  225,625  111,228       861,228       127,106      877,106
        13  251,081  118,050       868,050       135,943      885,943
        14  277,810  124,320       874,320       144,475      894,475
        15  305,876  129,985       879,985       152,708      902,708
        16  335,344  135,000       885,000       160,557      910,557
        17  366,287  139,321       889,321       168,027      918,027
        18  398,776  142,922       892,922       175,034      925,034
        19  432,890  145,733       895,733       181,674      931,674
        20  468,709  147,686       897,686       187,864      937,864

        25  676,531  140,932       890,932       212,710      962,710
        30  941,770   95,228       845,228       222,622      972,622

--------
 *Thesevalues reflect investment results using guaranteed cost of insurance rates.
 **Thesevalues reflect investment results using current cost of insurance rates.


The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

      FACE AMOUNT OF COVERAGE: $750,000         AGE 40  MALE  NONSMOKER
      DEATH BENEFIT OPTION: B                   ANNUAL PREMIUM: $13,500.00
      PREMIUM EXPENSE CHARGE: 1.25% (Yrs. 1-10)
      PREMIUM TAX: 2.25%


                        FOR SEPARATE ACCOUNT D--A HYPOTHETICAL GROSS
                     ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT 4.571%)
                     ---------------------------------------------------
                            GUARANTEED*                CURRENT**
                     ------------------------- -------------------------
              PREM      CASH         DEATH        CASH         DEATH
        YR  AT 5.00%    VALUE       BENEFIT       VALUE       BENEFIT
        --  --------  --------    ----------    --------    ----------
         1  $ 14,175 $ 11,760    $  761,760    $ 12,752    $  762,752
         2    29,058   23,920       773,920      26,088       776,088
         3    44,686   36,489       786,489      39,942       789,942
         4    61,096   49,467       799,467      54,336       804,336
         5    78,325   62,864       812,864      69,298       819,298
         6    96,417   76,671       826,671      84,759       834,759
         7   115,412   90,898       840,898     100,743       850,743
         8   135,358  105,546       855,546     117,366       867,366
         9   156,301  120,616       870,616     134,566       884,566
        10   178,291  136,099       886,099     152,460       902,460
        11   201,381  152,146       902,146     171,165       921,165
        12   225,625  168,567       918,567     190,541       940,541
        13   251,081  185,327       935,327     210,619       960,619
        14   277,810  202,385       952,385     231,432       981,432
        15   305,876  219,690       969,690     253,013     1,003,013
        16   335,344  237,199       987,199     275,305     1,025,305
        17   366,287  254,866     1,004,866     298,341     1,048,341
        18   398,776  272,662     1,022,662     322,063     1,072,063
        19   432,890  290,509     1,040,509     346,595     1,096,595
        20   468,709  308,329     1,058,329     371,881     1,121,881

        25   676,531  392,531     1,142,531     511,404     1,261,404
        30   941,770  452,502     1,202,502     670,890     1,420,890

--------
 *Thesevalues reflect investment results using guaranteed cost of insurance rates.
 **Thesevalues reflect investment results using current cost of insurance rates.


The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary day and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $750,000
DEATH BENEFIT OPTION: B
PREMIUM EXPENSE CHARGE: 1.25% (yrs. 1-10)
PREMIUM TAX: 2.25%
                                                      AGE: 40 MALE NONSMOKER
                                                      ANNUAL PREMIUM: $13,500.00



                        FOR SEPARATE ACCOUNT D--A HYPOTHETICAL GROSS
                    ANNUAL RATE OF RETURN AT 12.00% (NET RATE AT 10.571%)
                    -----------------------------------------------------
                            GUARANTEED*                 CURRENT**
                    --------------------------- -------------------------
             PREM       CASH          DEATH        CASH         DEATH
       YR  AT 5.00%     VALUE        BENEFIT       VALUE       BENEFIT
       --  --------  ----------    ----------    ----------   ----------
        1  $ 14,175 $   12,484    $  762,484    $   13,507   $  763,507
        2    29,058     26,145       776,145        28,442      778,442
        3    44,686     41,100       791,100        44,862      794,862
        4    61,096     57,465       807,465        62,922      812,922
        5    78,325     75,380       825,380        82,797      832,797
        6    96,417     94,980       844,980       104,584      854,584
        7   115,412    116,435       866,435       128,485      878,485
        8   135,358    139,921       889,921       154,817      904,817
        9   156,301    165,635       915,635       183,744      933,744
       10   178,291    193,784       943,784       215,634      965,634
       11   201,381    224,763       974,763       250,893    1,000,893
       12   225,625    258,649     1,008,649       289,691    1,039,691
       13   251,081    295,692     1,045,692       332,400    1,082,400
       14   277,810    336,169     1,086,169       379,436    1,129,436
       15   305,876    380,377     1,130,377       431,255    1,181,255
       16   335,344    428,654     1,178,654       488,269    1,238,269
       17   366,287    481,373     1,231,373       551,027    1,301,027
       18   398,776    538,968     1,288,968       620,042    1,370,042
       19   432,890    601,868     1,351,868       696,071    1,446,071
       20   468,709    670,551     1,420,551       779,760    1,529,760
       25   676,531  1,119,704     1,869,704     1,345,251    2,095,251
       30   941,770  1,810,304     2,560,304     2,263,023    3,013,023

--------
 *Thesevalues reflect investment results using guaranteed cost of insurance rates.
 **Thesevalues reflect investment results using current cost of insurance rates.


The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary day and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $1,000,000                   AGE: 50 MALE NONSMOKER
DEATH BENEFIT OPTION: B                               ANNUAL PREMIUM: $28,000.00
PREMIUM EXPENSE CHARGE: 1.25% (Yrs. 1-10)
PREMIUM TAX: 2.25%


                         FOR SEPARATE ACCOUNT D--A HYPOTHETICAL GROSS
                     ANNUAL RATE OF RETURN AT 0.00% (NET RATE AT -1.429%)
                     ----------------------------------------------------
                            GUARANTEED*                 CURRENT**
                     -------------------------- -------------------------
             PREM       CASH          DEATH        CASH         DEATH
      YR   AT 5.00%     VALUE        BENEFIT       VALUE       BENEFIT
      --  ----------   --------    ----------    --------    ----------
       1  $   29,400 $ 21,513     $1,021,513    $ 23,981    $1,023,981
       2      60,270   42,256      1,042,256      47,383     1,047,383
       3      92,683   62,169      1,062,169      70,213     1,070,213
       4     126,717   81,193      1,081,193      92,480     1,092,480
       5     162,453   99,257      1,099,257     114,191     1,114,191
       6     199,976  116,305      1,116,305     135,237     1,135,237
       7     239,375  132,279      1,132,279     155,626     1,155,626
       8     280,743  147,147      1,147,147     175,250     1,175,250
       9     324,180  160,819      1,160,819     194,238     1,194,238
      10     369,790  173,204      1,173,204     212,481     1,212,481
      11     417,679  184,525      1,184,525     230,452     1,230,452
      12     467,963  194,320      1,194,320     247,693     1,247,693
      13     520,761  202,411      1,202,411     264,213     1,264,213
      14     576,199  208,607      1,208,607     280,023     1,280,023
      15     634,409  212,734      1,212,734     295,134     1,295,134
      16     695,530  214,645      1,214,645     309,554     1,309,554
      17     759,706  214,180      1,214,180     322,940     1,322,940
      18     827,092  211,219      1,211,219     334,948     1,334,948
      19     897,846  205,572      1,205,572     345,482     1,345,482
      20     972,139  196,982      1,196,982     354,443     1,354,443
      25   1,403,176   94,816      1,094,816     372,337     1,372,337
      30   1,953,302        0              0     335,689     1,335,689

--------
 *Thesevalues reflect investment results using guaranteed cost of insurance rates.
 **Thesevalues reflect investment results using current cost of insurance rates.


The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary day and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

      FACE AMOUNT OF COVERAGE: $1,000,000       AGE: 50 MALE NONSMOKER
      DEATH BENEFIT OPTION: B                   ANNUAL PREMIUM: $28,000.00
      PREMIUM EXPENSE CHARGE: 1.25% (yrs. 1-10)
      PREMIUM TAX: 2.25%


                         FOR SEPARATE ACCOUNT D--A HYPOTHETICAL GROSS
                      ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT 4.571%)
                      ---------------------------------------------------
                             GUARANTEED*                CURRENT**
                      ------------------------- -------------------------
              PREM       CASH         DEATH        CASH         DEATH
       YR   AT 5.00%     VALUE       BENEFIT       VALUE       BENEFIT
       --  ----------  --------    ----------    ----------   ----------
        1  $   29,400 $ 22,967    $1,022,967    $   25,516   $1,025,516
        2      60,270   46,507     1,046,507        51,953    1,051,953
        3      92,683   70,571     1,070,571        79,355    1,079,355
        4     126,717   95,112     1,095,112       107,764    1,107,764
        5     162,453  120,064     1,120,064       137,227    1,137,227
        6     199,976  145,374     1,145,374       167,670    1,167,670
        7     239,375  170,984     1,170,984       199,137    1,199,137
        8     280,743  196,859     1,196,859       231,554    1,231,554
        9     324,180  222,901     1,222,901       265,085    1,265,085
       10     369,790  249,008     1,249,008       299,660    1,299,660
       11     417,679  275,402     1,275,402       335,814    1,335,814
       12     467,963  301,595     1,301,595       373,133    1,373,133
       13     520,761  327,372     1,327,372       411,668    1,411,668
       14     576,199  352,492     1,352,492       451,477    1,451,477
       15     634,409  376,717     1,376,717       492,616    1,492,616
       16     695,530  399,824     1,399,824       535,148    1,535,148
       17     759,706  421,566     1,421,566       578,769    1,578,769
       18     827,092  441,721     1,441,721       623,162    1,623,162
       19     897,846  459,985     1,459,985       668,241    1,668,241
       20     972,139  475,966     1,475,966       713,915    1,713,915
       25   1,403,176  499,795     1,499,795       947,772    1,947,772
       30   1,953,302  364,331     1,364,331     1,178,727    2,178,727

--------
  *These values reflect investment results using guaranteed cost of insurance rates.
 **These values reflect investment results using current cost of insurance rates.


The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary day and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

      FACE AMOUNT OF COVERAGE: $1,000,000       AGE: 50 MALE NONSMOKER
      DEATH BENEFIT OPTION: B                   ANNUAL PREMIUM: $28,000.00
      PREMIUM EXPENSE CHARGE: 1.25% (Yrs. 1-10)
      PREMIUM TAX: 2.25%


                         FOR SEPARATE ACCOUNT D--A HYPOTHETICAL GROSS
                     ANNUAL RATE OF RETURN AT 12.00% (NET RATE AT 10.571%)
                     -----------------------------------------------------
                             GUARANTEED*                 CURRENT**
                     --------------------------- -------------------------
            PREM         CASH          DEATH        CASH         DEATH
      YR    AT 5%        VALUE        BENEFIT       VALUE       BENEFIT
      --  ----------  ----------    ----------    ----------   ----------
       1  $   29,400 $   24,424    $1,024,424    $   27,052   $1,027,052
       2      60,270     50,938     1,050,938        56,712    1,056,712
       3      92,683     79,687     1,079,687        89,254    1,089,254
       4     126,717    110,832     1,110,832       124,985    1,124,985
       5     162,453    144,537     1,144,537       164,240    1,164,240
       6     199,976    180,998     1,180,998       207,267    1,207,267
       7     239,375    220,430     1,220,430       254,465    1,254,465
       8     280,743    263,098     1,263,098       306,147    1,306,147
       9     324,180    309,230     1,309,230       362,914    1,362,914
      10     369,790    359,079     1,359,079       425,179    1,425,179
      11     417,679    413,275     1,413,275       494,036    1,494,036
      12     467,963    471,751     1,471,751       569,669    1,569,669
      13     520,761    534,747     1,534,747       652,794    1,652,794
      14     576,199    602,515     1,602,515       744,204    1,744,204
      15     634,409    675,344     1,675,344       844,776    1,844,776
      16     695,530    753,584     1,753,584       955,478    1,955,478
      17     759,706    837,605     1,837,605     1,077,004    2,077,004
      18     827,092    927,858     1,927,858     1,210,122    2,210,122
      19     897,846  1,024,762     2,024,762     1,355,932    2,355,932
      20     972,139  1,128,711     2,128,711     1,515,654    2,515,654

      25   1,403,176  1,763,648     2,763,648     2,575,464    3,575,464
      30   1,953,302  2,634,303     3,624,303     4,256,974    5,256,974

--------
 *Thesevalues reflect investment results using guaranteed cost of insurance rates.
 **Thesevalues reflect investment results using current cost of insurance rates.


The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary day and further assume there is no Policy Indebtedness outstanding.

                                    PART II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING

     Article III, Section 13 of the Bylaws of Paragon Life Insurance Company provides: "The Corporation may indemnify any person who is made a party to any civil or criminal suit, or made a subject of any administrative or investigative proceeding by reason of the fact that he is or was a director, officer, or agent of the Corporation. This indemnity may extend to expenses, including attorney's fees, judgments, fine, and amounts paid in settlement. The indemnity shall not be available to persons being sued by or upon the information of the Corporation nor to persons who are being investigated by the Corporation. The indemnity shall be discretionary with the Board of Directors and shall not be granted until the Board of Directors has made a determination that the person who would be indemnified acted in good faith and in a manner he reasonably believed to be in the best interest of the Corporation. The Corporation shall have such other and further powers of indemnification as are not inconsistent with the laws of Missouri."

     Insofar as indemnification for liability arising under the Securities Act of 1933,(the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the Charter and Articles of Incorporation of the Company, the By-Laws of the Company, agreement, statute, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  REPRESENTATION CONCERNING FEES AND CHARGES


     Paragon Life Insurance Company (the "Company") hereby represents that the fees and charges deducted under the terms of the policies described in this Registration Statement are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following Papers and Documents:

     The facing sheet.

     The Individual Flexible Premium Variable Life Prospectus consisting of 79 pages.
     The undertaking to file reports required by Section 15(d) of the Securities Exchange Act of 1934.
     The undertaking pursuant to Rule 484.
     Representations concerning fees and charges.
     The signatures.

1. The following exhibits (which correspond in number to the numbers under paragraph A of the instructions as to exhibits for Form N-8B-2):

     (1) Resolution of the Board of Directors of the Company authorizing establishment of the Separate Account 2

     (2)  Not applicable.

     (3)  (a)  Form of Underwriting Agreement. 6

          (b)  Form of Selling Agreement. 4

          (c)  Not applicable.

     (4)  Not applicable.

     (5)  Form of Individual Policy (30046) 5 and Policy Riders. 2

     (6)  (a)  Amended Charter and Articles of Incorporation of the Company 4

          (b)  By-Laws of the Company 4

     (7)  Not applicable.

          (a) Participation Agreement dated September 1, 1993, between Paragon Life Insurance Company and the Variable Insurance Products Fund and Fidelity Distributors Corporation. 4

          (b) Participation Agreement dated September 1, 1993, between Paragon Life Insurance Company and the Variable Insurance Products Fund II and Fidelity Distributors Corporation. 4

          (c) Participation Agreement dated October 12, 1995, by and among MFS Variable Insurance Trust and Paragon Life Insurance Company and Massachusetts Financial Services Company. 4

          (d) Participation Agreement dated October 30, 1995, among Putnam Capital Manager Trust, Putnam Mutual Funds Corp., and Paragon Life Insurance Company. 4

          (e) Participation Agreement dated March 15, 1985, between Scudder Variable Life Investment Fund, Scudder Investor Services, Inc., and Paragon Life Insurance Company. 4

          (f) Participation Agreement dated August 1, 1996, by and among Paragon Life Insurance Company and T. Rowe Price Investment Services, Inc. 3

     (9)  Not applicable.

     (10) Proposed Form of Application (33136) 5

     (11) Memorandum describing the Company's issuance, transfer, and redemption procedures for the Policies. 2

2. Opinion of Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company as to the legality of the securities being offered. 2

3. Consent of Matthew P. McCauley, Equire, General Counsel of Paragon Life Insurance Company. 3

4.   Not applicable

5.   Not applicable

6.   Not applicable

7. Opinion and consent of Craig K. Nordyke, F.S.A., M.A.A.A., Executive Vice President and Chief Actuary as to actuarial matters pertaining to the securities being registered. 1

8. (a) The consent of Deloitte & Touche, LLP, Independent Certified Public Accountants. 1

     (b)  The consent of KPMG LLP, Independent Certified Public Accountants. 1

     (c)  Written consent of Sutherland Asbill & Brennan. 1

9. Original powers of attorney authorizing the Company's Secretary and Assistant Secretaries as well as William L. Hutton, Esq. and Christopher A. Martin, Esq., and each of them singly, to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of Paragon Life Insurance Company. 5

                                  *    *    *
                                     II-4

1    Filed herewith.

2 Incorporated by reference to the initial Registration Statement on Form S-6 found in the File No. 333-36515, filed with the Securities and Exchange Commission on September 26, 1997.

3 Incorporated by reference to the Pre-effective Amendment No. 1 to the Registration Statement, File 333-36515, filed with the Securities and Exchange Commission on February 26, 1999.

4 Incorporated by reference to the Pre-Effective Amendment No. 1 on Form S-6 found in File No. 333-80393, filed with the Securities and Exchange Commission on September 1, 1999.

5 Incorporated by reference to the Post-Effective Amendment No. 13 on Form S-6 found in File No. 33-18341, filed with the Securities and Exchange Commission on April 25, 2001.

6. Incorporated by reference to the Post-Effective Amendment No. 14 on Form S-6 found in file No. 33-58796, filed with the Securities and Exchange Commission on April 30, 2002.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, Paragon Life Insurance Company and Separate Account D of Paragon Life Insurance Company have duly caused this Pre-Effective Amendment No. 2 to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of Paragon Life Insurance Company to be hereunto affixed and attested, all in the City of St. Louis, State of Missouri, on the 26th day of April, 2002.


(Seal)                                  Paragon Life Insurance Company


Attest:/s/ Matthew P. McCauley             By:/s/ Anthony F. Trani
          -----------------------                ---------------------------
          Matthew P. McCauley,                   Anthony F. Trani, President
          Secretary                              and Chief Executive
                                                 Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                        Title                       Date


/s/ Anthony F. Trani                                         4/26/02
   ---------------------
   Anthony F. Trani         President and Director
                            (Chief Executive Officer)


/s/ Craig K. Nordyke        Executive Vice President,        4/26/02
   ---------------------    Chief Actuary and Director
    Craig K. Nordyke


/s/ Matthew P. McCauley                                      4/26/02
   ---------------------
    Matthew P. McCauley     Vice President
                            General Counsel,
                            Secretary and Director

/s/
   ---------------------
   Matthew J. McDermott*    Vice President and Chief
                            Financial Officer (Principal
                            Accounting Officer and
                            Principal Financial Officer)
                            and Director

Signature                        Title                       Date


________________________
Nicholas D. Latrenta*       Director


________________________
Roy C. Albertali*           Director


________________________
Eugene Marks, Jr.*          Director and Treasurer


________________________
Stanley J. Talbi*           Director


________________________
Matthew P. McCauley         Director



By:/s/ Matthew P. McCauley                                   4/26/02
      --------------------
      Matthew P. McCauley


*Original powers of attorney authorizing the Company's Secretary and Assistant Secretaries as well as William L. Hutton, Esq. and Christopher A. Martin, Esq., and each of them singly, to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of Paragon Life Insurance Company was filed with the Securities and Exchange Commission with the initial S-6 Registration Statement.

                                 EXHIBIT INDEX


Exhibit

7.   Opinion and consent of Craig K. Nordyke, F.S.A., M.A.A.A., Executive
     Vice President and Chief Actuary as to actuarial matters pertaining to the securities being registered.

8a. The consent of Deloitte & Touche LLP, Independent Certified Public Accountants.

 b.  The consent of KPMG LLP, Independent Certified Public Accountants.

 c.  Written consent of Sutherland Asbill & Brennan LLP.